Exhibit 4.4

Shenzhen Housing Lease

Contract

Book

(Non-Residential)

Formulated by the Shenzhen Municipal Housing and Urban-Rural Development Bureau

Instructions

1.	This contract text is a model text. When signing, both parties may adjust the corresponding content of the contract based on actual circumstances within the scope of relevant laws and regulations.

2.

Before signing the contract, the lessor and lessee must provide corresponding materials according to the following requirements:

(1) The lessor shall show the lessee the real estate title certificate, house sales contract, or other valid proof documents demonstrating their right to lease. Additionally:

If the property is entrusted to an agent for leasing, the agent must also provide the principal’s power of attorney;

If the property is leased jointly, the consent of all co-owners for the lease and the power of attorney must be provided;

If the property is subleased, the sublessor must provide the sublessee with proof documents and materials that the lessor agrees to the sublease.

(2) The lessee shall provide the lessor with authentic and valid identification documents.

3.	The contents selected in □, filled in blanks, and other content to be deleted or added in this contract text shall be determined through negotiation between the parties. For options in □, use a ✓ to indicate the selection; if the actual situation does not apply or if the parties do not agree on an item, mark an × in the blank space to indicate deletion.

4.	The lessor and lessee may supplement matters not covered or not clearly defined in this contract text based on specific circumstances in the blank lines following the relevant clauses, or in Appendix I - Supplementary Clauses.

5.	Both parties may decide on the number of original copies of this contract based on actual circumstances and should carefully check them upon signing to ensure all copies are consistent. Each party should hold at least one original copy of the contract.

6.	If this contract is terminated, or if there are major changes to the lease term, rent standards, lease area, etc., the parties shall go through the relevant procedures at the original registration and filing authority.

7.	When signing this contract, the parties shall have full civil capacity, fully understand their respective rights, obligations, and responsibilities, and voluntarily agree to strictly implement the contract according to its terms.

8.	When leasing out industrial properties, the parties shall strictly comply with the relevant provisions of the Shenzhen Municipal People’s Government’s “Several Measures for Regulating the Industrial Property Leasing Market and Stabilizing Lease Prices (Trial)” (Shen Fu Gui (2019) No. 8).

Special Note: The lessor shall fulfill the obligation to remind the lessee of important matters in the contract. The lessee shall sign the contract prudently. Before signing this contract, please read the contract terms carefully, especially the selective, supplementary, and amendable content, and pay attention to potential risks.

Housing Lease Contract

Lessor (Party A): [Shenzhen Longcheng Industry & Trade Industrial Co., Ltd.]{.underline}

Document Type: □ Resident ID Card □ Passport ☑ Unified Social Credit Code □ Other

Document Number: [91440300192470540R]{.underline}

Housing Information Code Card Number:

Correspondence Address: [Longcheng Industrial Zone, 440 Longguan Avenue, Dalang Street, Longhua District, Shenzhen]{.underline}

Contact Phone: [28108099]{.underline}

□ Authorized Agent/☑ Legal Representative: [Guo Weiliang]{.underline}

Document Type: □ Resident ID Card □ Passport □ Unified Social Credit Code □ Other

Document Number:

Correspondence Address:

Contact Phone:

Lessee (Party B): [Riqing Hardware & Plastic (Shenzhen) Co., Ltd.]{.underline}

Document Type: □ Resident ID Card □ Passport ☑ Unified Social Credit Code □ Other

Document Number: [91440300574752543F]{.underline}

Correspondence Address: [Building 2, Longcheng Industrial Zone, 39 Longguan West Road, Fengfeng Community, Dalang Street, Longhua District, Shenzhen]{.underline}

Contact Phone: [13751020306]{.underline}
☑ Authorized Agent/□ Legal Representative: [Chen Ruilin]{.underline}

Document Type: □ Resident ID Card □ Passport □ Unified Social Credit Code □ Other

Document Number:

Correspondence Address:

Contact Phone:

Pursuant to the Civil Code of the People’s Republic of China, the Urban Real Estate Administration Law of the People’s Republic of China, the Measures for the Administration of Commercial Housing Leasing, the Decision of the Standing Committee of the Shenzhen Municipal People’s Congress on Strengthening Safety Responsibilities for Housing Leasing, the Notice of the Shenzhen Municipal People’s Government on Issuing the “Several Measures for Regulating the Industrial Property Leasing Market and Stabilizing Lease Prices (Trial)”, and other relevant laws, regulations, and documents, Party A and Party B, on the basis of equality, voluntariness, fairness, and good faith, have reached consensus through negotiation regarding the housing lease matters and hereby jointly conclude this contract.

Article 1 Basic Information of the Leased Housing

1.1 The housing leased by Party A to Party B is located at [1st Floor, Building 2, Longcheng Industrial Village, 2#-101, Longhua]{.underline} District, Shenzhen. Lease form: ☑ Whole property lease / □ Partial property lease. Construction area of the housing: [1024.80]{.underline} square meters (including internal floor area: [1024.80]{.underline} sqm, public area: [/]{.underline} sqm) (see Appendix II for the floor plan). Purpose of the housing lease: [Factory/Workshop]{.underline}. Housing code: .

1.2 Ownership status of the property:

The owner or legal user is [Shenzhen Longcheng Industry & Trade Industrial Co., Ltd.]{.underline}. Party A holds: (☑ Property Ownership Certificate or Real Estate Title Certificate / □ House Sales Contract / □ Housing Lease Contract / □ Other document proving property source). Property Ownership Certificate or Real Estate Title Certificate Number: [Yue (2023) Shenzhen Real Estate Title No. 0550181]{.underline}. The property (□ is / ☑ is not) subject to a mortgage.

1.3 Decoration condition of the housing: [/]{.underline} (Specific decoration details may be additionally listed by Party A and Party B in Appendix II of this contract).

1.4 Ancillary facilities within the housing:

□ There are no facilities or equipment in the housing; it is an empty room.
☑ Facilities and equipment are installed in the housing; see Appendix III - Confirmation of Housing Delivery.

Article 2 Lease Term

2.1 The lease term for Party B shall commence on [March]{.underline} [1]{.underline}, [2026]{.underline} and end on [February]{.underline} [28]{.underline}, [2029]{.underline}, totaling [3 years]{.underline} (shall not exceed the maximum period stipulated by laws and regulations; the term for a single industrial property lease contract shall generally not be less than 1 year).

2.2 Rent-free period:

□ Party B is entitled to a rent-free period of □ months / □ days (included in the lease term), specifically from [/]{.underline} (year/month/day) to [/]{.underline} (year/month/day). During this period, Party B does not need to pay rent to Party A but shall bear all costs other than rent, such as water, electricity, gas, property management fees, etc. Upon expiry of the rent-free period, Party B shall pay rent as stipulated in the contract, regardless of whether Party B uses the leased housing.
☑ Party B is not entitled to a rent-free period. Rent, management fees, and other various charges shall commence from the date Party A delivers the housing.

Article 3 Rent

3.1 The rent for the leased housing is calculated based on □ internal floor area / ☑ construction area. The total monthly rent is RMB [42529.20]{.underline} (in words: [Forty-Two Thousand Five Hundred Twenty-Nine Yuan and Two Jiao]{.underline}).

3.2 Rent Payment Time: Rent shall be paid monthly. Party B shall pay the rent to Party A before the [5th]{.underline} day of each month. When Party A receives the rent from Party B, it shall issue a receipt to Party B.

3.3 Rent Payment Method: Party B shall pay the rent to Party A before the agreed payment date by □ Cash payment / ☑ Bank Transfer / □ Other [/]{.underline}.

When paying by transfer, Party B shall pay the rent to the following account designated by Party A:
Account Name: [Shenzhen Longcheng Industry & Trade Industrial Co., Ltd.]{.underline}
Bank: [Shenzhen Agricultural Bank Longcheng Sub-branch]{.underline}
Account Number[: 41029400040000092]{.underline}

3.4 Party A shall not unilaterally increase the rent during the term of the housing lease contract.

3.5 The parties agree that during the lease term, the rent standard shall ☑ increase / □ decrease by [3]{.underline}% each [one]{.underline} year starting from [2027]{.underline}, based on the previous year’s rent standard, as follows:

(1) From [March 01]{.underline}, [2027]{.underline} to [February 29]{.underline}, [2028]{.underline}, the rent standard shall be RMB [43805.08]{.underline}/month (in words: [Forty-Three Thousand Eight Hundred Five Yuan and Eight Fen]{.underline}).

(2) From [March 01]{.underline}, [2028]{.underline} to [February 28]{.underline}, [2029]{.underline}, the rent standard shall be RMB [45119.23]{.underline}/month (in words: [Forty-Five Thousand One Hundred Nineteen Yuan and Twenty-Three Fen]{.underline}).

Article 4 Lease Deposit

4.1 Within 5 days after signing this contract, Party B shall pay Party A a deposit equivalent to [2]{.underline} months’ rent (not exceeding two months), totaling RMB [90238.46]{.underline} (in words: [Ninety Thousand Two Hundred Thirty-Eight Yuan and Forty-Six Fen]{.underline}). When Party A receives the deposit from Party B, it shall issue a receipt to Party B.

4.2 The deposit paid by Party B is not advance payment of rent or other fees, but a guarantee for Party B’s performance of its obligations under this contract. Party A shall not unjustifiably withhold Party B’s deposit and refuse to refund it. Within 5 days after the expiry of the lease term or termination of the contract, Party A shall, after deducting the rent, fees, and compensation for breach of contract payable by Party B, refund the remaining deposit amount (together with any rent balance) to Party B without interest, provided the following conditions are met simultaneously:

(1) Party B has not caused damage to the leased housing or has repaired the damaged housing;

(2) Party B has returned the leased housing (including ancillary facilities) to Party A in accordance with the method stipulated in this contract;

(3) If Party B used the address of the leased housing for industrial/commercial registration, the industrial/commercial registration address has been relocated, and other procedures required by law and government regulations have been completed.

Article 5 Other Fees

5.1 During the lease term, Party A shall be responsible for paying taxes and fees related to the housing lease that are payable by Party A under laws and regulations.

5.2 During the lease term, other fees arising from Party B’s use of the leased housing, including ☑ Water charges / ☑ Electricity charges / □ Gas charges / ☑ Property management fees / □ TV fees / □ Telephone charges / □ Internet fees / □ , shall be borne by Party B. The billing standards are as follows (adjustable if utility companies or property service companies adjust fee standards according to regulations):

Water charge: RMB /ton; Electricity charge: RMB /kWh;

Gas charge: [/]{.underline} RMB /cubic meter; Property management fee: [2.5]{.underline} RMB /sqm/month;

Other: [A safety production deposit equivalent to one month’s rent at the first year’s rent rate during the contract term: RMB 42,529.20]{.underline}.

5.3 Party B shall make timely payments upon receipt of payment notices or fee vouchers provided by Party A; otherwise, any late fees, penalties, and related legal consequences arising therefrom shall be borne by Party B.

Article 6 Delivery and Acceptance of the Housing

6.1 Party A shall deliver the leased housing to Party B before [March]{.underline} [1]{.underline}, [2026]{.underline} and ensure that the housing and its ancillary facilities are safe and up to standard (including air quality).

6.2 Upon delivery of the leased housing by Party A, Party B shall inspect the existing equipment and facilities within the housing. Both parties shall jointly sign the “Confirmation of Housing Delivery” (see Appendix III) to complete the delivery.

6.3 The parties specifically confirm: If Party B has commenced renovation/decoration without signing the “Confirmation of Housing Delivery”, the delivery of the leased housing shall be deemed completed.

Article 7 Decoration and Renovation

7.1 ☑ Provided that the housing structure is not affected, Party A agrees that Party B may carry out decoration and renovation of the leased housing; if approval from relevant authorities is required according to regulations, such approval shall be obtained by □ Party A / ☑ Party A entrusts Party B to apply to the relevant authorities before proceeding. Upon expiry of the lease term or termination of the contract, the decorations and renovations shall ☑ be removed by Party B and restored to the original condition / □ be transferred to Party A at an agreed value / □ be transferred to Party A free of charge / □ Other [/]{.underline}.
□ Party A does not agree to Party B carrying out decoration or renovation of the leased housing.

7.2 Renovation Deposit: For renovations conforming to Article 7.1, Party B shall pay a renovation deposit of RMB [/]{.underline} (in words: [/]{.underline} Yuan only) to Party A or Party A’s designated entity within [/]{.underline} working days before the commencement of construction. Upon completion of the renovation and passing the fire department inspection, Party A or Party A’s designated entity shall refund the renovation deposit to Party B without interest.

Article 8 Use and Maintenance of the Housing

8.1 During the lease term, Party B shall use the leased housing and its ancillary facilities normally and reasonably, use water and electricity safely, and shall not arbitrarily change the lease purpose without Party A’s consent.

8.2 During the lease term, if Party B discovers damage or malfunction in the leased housing or its ancillary facilities, it shall promptly notify Party A for repair. Party A shall carry out the repair within 5 days of receiving Party B’s notice. If Party A cannot be notified, or if Party A fails to repair within the time limit after receiving notice, or if immediate repair is necessary due to an emergency, Party B has the right to carry out the repair on behalf of Party A, with the cost borne by Party A. If the use of the housing by Party B is affected due to the repair, the rent shall be reduced accordingly or the lease term extended.

If the damage or malfunction to the leased housing or ancillary facilities (including decorations, renovations, and additional facilities/equipment made by Party B) is caused by Party B’s intentional act or improper use, Party B shall be responsible for the repair, and Party A shall not be obligated to repair.

During the lease term, if either Party A or Party B fails to fulfill its maintenance, repair, or other obligations under this contract in a timely manner, causing personal injury or property damage to the other party or a third party, the responsible party shall bear the liability for compensation.

8.3 In the event of an emergency repair where Party B cannot be notified, or although notified, Party B cannot be present at the scene, Party A may, with the assistance of the property management department or others, enter the leased housing to carry out emergency repair work. Party A shall compensate Party B for any losses incurred as a result.

Article 9 Sublease, Renewal, and Priority Rights

9.1 Sublease

☑ Party B shall not sublease the property.
□ The leased housing is industrial property, and the related land supply contract or industrial development supervision agreement allows sublease. Party A agrees that Party B may sublease according to regulations or agreements, provided that Party B’s sublease term shall not exceed the remaining lease term stipulated in this contract. Party B shall be responsible for ensuring the sublessee fulfills the lease obligations and shall be liable for the sublessee’s breach of contract. The sublessee shall not further sublease the property.
□ The leased housing is not industrial property. Party A agrees that Party B may sublease all or part of the leased housing to others, provided that Party B’s sublease term shall not exceed the remaining lease term stipulated in this contract. Party B shall be responsible for ensuring the sublessee fulfills the lease obligations and shall be liable for the sublessee’s breach of contract. The sublessee shall not further sublease the property.

9.2 Renewal

Upon expiry of the lease term in this contract, if Party B wishes to continue renting the leased housing, it shall submit a written renewal application to Party A [90]{.underline} days prior to the expiry of the lease term. If both parties reach an agreement on renewal, a new lease contract or an amendment to the lease term shall be concluded. Party B shall have the priority right to renew the lease under the same conditions.

9.3 Priority Right

If Party A sells the leased housing during the lease term, it shall notify Party B in advance. Party B shall have the priority right to purchase under the same price and payment terms. However, if Party A sells the entire building containing the leased housing or a building that is connected as a whole with other houses, Party B shall not have the priority right to purchase.

Article 10 Return of the Housing

10.1 Within [1]{.underline} day after the expiry of the lease term or the termination of this contract, Party B shall promptly vacate and move out of the leased housing and return the housing and its ancillary facilities to Party A. If Party B fails to clear and vacate the housing within the agreed time and cannot be contacted, the parties agree to handle the matter as follows:

☑ Party A has the right to dispose of all items left in the leased housing as waste.

□ Party B provides emergency contact . If the emergency contact fails to clear the housing within days of receiving notice, Party A has the right to dispose of all items left in the leased housing as waste.

□ Party A entrusts a third-party storage company to store the remaining items, with storage costs borne by Party B.

□ Party A disposes of the remaining items by □ auction / □ sale, holding the proceeds on behalf of Party B.

□ Other .

10.2 Items left behind by Party B after returning the housing shall be deemed as Party B’s abandonment of ownership, and Party A has the right to dispose of them as waste. Party A has the right to claim from Party B the costs incurred in disposing of Party B’s abandoned waste.

10.3 Upon return of the housing, both parties shall inspect the housing, ancillary items, facilities, equipment, and the usage status of water, electricity, gas, etc., and sign or affix seals to the “Confirmation of Housing Return” (see Appendix IV).

Article 11 Termination of the Contract

11.1 This contract may be terminated by mutual agreement between Party A and Party B.

11.2 Party A has the right to unilaterally terminate this contract and take back the leased housing if Party B commits any of the following:

(1) Fails to pay rent or other fees as agreed for 30 days;

(2) Without justifiable reason, refuses to sign the “Confirmation of Housing Delivery” after the housing meets the agreed delivery standards;

(3) Arbitrarily alters or demolishes the main structure of the housing;

(4) Arbitrarily changes the use of the leased housing;

(5) Arbitrarily subleases the leased housing to a third party;

(6) Uses the leased housing for illegal activities.

11.3 Party B has the right to unilaterally terminate this contract if Party A commits any of the following:

(1) Fails to deliver the leased housing on time for 7 days;

(2) Party A does not have the right to lease the housing, or the delivered housing does not comply with the contract terms, seriously affecting Party B’s use, or endangering Party B’s safety or health;

(3) Fails to fulfill the agreed maintenance obligations or fails to pay the various fees that should be borne by Party A, making it impossible for Party B to use the leased housing normally.

11.4 Both Party A and Party B have the right to terminate this contract under any of the following circumstances:

(1) The leased housing is lawfully expropriated or demolished due to public interest or urban construction needs [In this case, Party A shall provide reasonable compensation to Party B for losses suffered due to the unfulfilled contract term (including decoration losses)];

(2) The leased housing is damaged, destroyed, or identified as dangerous and unusable due to force majeure events such as earthquakes or fires;

(3) Party A informed Party B at the time of signing that the leased housing was mortgaged before leasing and might be disposed of during the lease term, and it is now disposed of.

11.5 If the above circumstances exist, this contract shall be terminated when Party A or Party B delivers the “Notice of Contract Termination” (see Appendix V) to the other party in accordance with Article 14 of this contract.

Article 12 Liability for Breach of Contract

12.1 Party A’s Liability for Breach of Contract

(1) If Party B terminates the contract due to Party A’s breach under Article 11.3, Party A shall, within 5 days of termination, return the deposit and any rent balance collected in advance, and pay liquidated damages to Party B equivalent to the monthly rent amount. If the liquidated damages are insufficient to cover Party B’s losses, Party A shall also compensate for the difference.

(2) If Party A delays delivery of the housing to Party B or commits any of the circumstances in Article 11.3(2) or (3), and Party B does not terminate the contract, Party A shall pay liquidated damages to Party B at twice the daily rent amount for each day during the period of breach (the liquidated damages shall not exceed twice the monthly rent amount).

(3) During the lease term, if Party A unilaterally terminates the contract without the circumstances stipulated in Article 11, it shall notify Party B in writing at least 30 days in advance, return the deposit and any rent balance collected in advance, and pay liquidated damages to Party B equivalent to twice the monthly rent amount. If the liquidated damages are insufficient to cover Party B’s losses, Party A shall also compensate for the difference.

12.2 Party B’s Liability for Breach of Contract

(1) If Party A terminates the contract due to Party B’s breach under Article 11.2, Party B shall pay liquidated damages to Party A equivalent to the monthly rent amount. If the liquidated damages are insufficient to cover Party A’s losses, Party B shall also compensate for the difference.

(2) If Party B delays payment of rent, deposit, or other fees, and such delay does not constitute grounds for termination or, even if it does, Party A does not terminate the contract, Party B shall pay liquidated damages to Party A at twice the daily rent amount for each day of delay.

(3) During the lease term, if Party B unilaterally terminates the contract without the circumstances stipulated in Article 11, it shall notify Party A in writing at least 30 days in advance and pay liquidated damages to Party A equivalent to twice the monthly rent amount. If the liquidated damages are insufficient to cover Party A’s losses, Party B shall also compensate for the difference.

(4) Upon expiry of the lease term or contract termination, Party B shall vacate and return the housing promptly. For each day Party B delays vacating or refuses to return the housing, Party B shall pay liquidated damages to Party A at twice the daily rent amount.

(5) If Party B, without Party A’s consent, arbitrarily renovates, decorates, or installs facilities/equipment that affect the housing structure, it shall restore the leased housing to its original condition and compensate Party A for any losses incurred. If Party B’s actions cause personal injury or property damage to Party A or a third party, Party B shall bear all legal liability and compensate for losses.

Article 13 Special Clauses

Both parties shall sign Appendix VII - “Shenzhen Housing Lease Safety Management Responsibility Letter” (hereinafter referred to as the “Responsibility Letter”) and fully and appropriately fulfill the safety management responsibilities and obligations stipulated therein. If either party violates the provisions of the Responsibility Letter, leading to safety accidents or causing personal injury or property damage during the housing lease process under this contract, the responsible party shall bear all legal liability and economic losses.

Article 14 Notices and Service

14.1 Party A and Party B agree to send notices by □ Mail □ Email □ WeChat □ SMS and confirm their valid service addresses as follows:

Party A’s Service Address: ☑ Same as the correspondence address in the preamble
□ Other address
□ Email □ WeChat ID ☑ Mobile Number [18718478777]{.underline}

Party B’s Service Address: ☑ Same as the correspondence address in the preamble
□ Other address
□ Email □ WeChat ID □ Mobile Number

If the above addresses change, the party shall notify the other party in writing; otherwise, the above addresses shall still be deemed valid. If notices or documents are sent by one party to the other by mail, the date of receipt by the addressee shall be deemed the date of service. If mail sent to the above address is returned, the date of return shall be deemed the date of service. If sent by email, WeChat, or SMS, the date of sending shall be deemed the date of service.

14.2 If service cannot be effected through the above methods, any notice sent by Party A to the address of the leased housing under this contract before Party B vacates shall be deemed effectively served.

Article 15 Dispute Resolution

15.1 Disputes arising during the performance of this contract shall be resolved through negotiation between the parties. If negotiation fails, they may request mediation from the relevant administrative authority, industry association, or other third party, or:

□ Submit to the Shenzhen Court of International Arbitration for arbitration.

□ File a lawsuit with the People’s Court in the place where the leased housing is located.

15.2 The dispute resolution clause in the contract is independent, and changes, termination, invalidity, or revocation of the contract shall not affect its validity.

Article 16 Amendment of the Contract

Neither party may unilaterally amend the contents of this contract without mutual agreement. The parties may enter into a supplementary agreement for any amendments, which shall have the same legal effect as this contract.

Article 17 Contract Signing, Registration, and Filing

17.1 This contract shall take effect from the date of signing by both parties. It is made in [four]{.underline} originals, with Party A holding [two]{.underline}, Party B holding [one]{.underline}, and the housing lease management authority holding [one]{.underline}, all having the same legal effect.

17.2 The appendices to this contract are integral parts of this contract and have the same legal effect as this contract.

17.3 Within 10 days after signing this contract, both parties shall promptly go through the housing lease registration and filing procedures with the competent housing lease management authority (see the “Housing Lease Registration and Filing Instructions”).

Party A (Seal): Party B (Seal):
Authorized Agent (Seal): Authorized Agent (Seal):
Date of Signing: January 23, 2026 Date of Signing: January 23, 2026

Shenzhen Housing Lease

Contract

Book

(Non-Residential)

Formulated by the Shenzhen Municipal Housing and Urban-Rural Development Bureau

Instructions

1.	This contract text is a model text. When signing, both parties may adjust the corresponding content of the contract based on actual circumstances within the scope of relevant laws and regulations.

2.

Before signing the contract, the lessor and lessee must provide corresponding materials according to the following requirements:

(1) The lessor shall show the lessee the real estate title certificate, house sales contract, or other valid proof documents demonstrating their right to lease. Additionally:
If the property is entrusted to an agent for leasing, the agent must also provide the principal’s power of attorney;
If the property is leased jointly, the consent of all co-owners for the lease and the power of attorney must be provided;

If the property is subleased, the sublessor must provide the sublessee with proof documents and materials that the lessor agrees to the sublease.

(2) The lessee shall provide the lessor with authentic and valid identification documents.

3.	The contents selected in ☐, filled in blanks, and other content to be deleted or added in this contract text shall be determined through negotiation between the parties. For options in ☐, use a ✓ to indicate the selection; if the actual situation does not apply or if the parties do not agree on an item, mark an × in the blank space to indicate deletion.

4.	The lessor and lessee may supplement matters not covered or not clearly defined in this contract text based on specific circumstances in the blank lines following the relevant clauses, or in Appendix I - Supplementary Clauses.

5.	Both parties may decide on the number of original copies of this contract based on actual circumstances and should carefully check them upon signing to ensure all copies are consistent. Each party should hold at least one original copy of the contract.

6.	If this contract is terminated, or if there are major changes to the lease term, rent standards, lease area, etc., the parties shall go through the relevant procedures at the original registration and filing authority.

7.	When signing this contract, the parties shall have full civil capacity, fully understand their respective rights, obligations, and responsibilities, and voluntarily agree to strictly implement the contract according to its terms.

8.	When leasing out industrial properties, the parties shall strictly comply with the relevant provisions of the Shenzhen Municipal People’s Government’s “Several Measures for Regulating the Industrial Property Leasing Market and Stabilizing Lease Prices (Trial)” (Shen Fu Gui (2019) No. 8).

Special Note: The lessor shall fulfill the obligation to remind the lessee of important matters in the contract. The lessee shall sign the contract prudently. Before signing this contract, please read the contract terms carefully, especially the selective, supplementary, and amendable content, and pay attention to potential risks.

Housing Lease Contract

Lessor (Party A): [Shenzhen Longcheng Industry & Trade Industrial Co., Ltd.]{.underline}

Document Type: ☐ Resident ID Card ☐ Passport ☑ Unified Social Credit Code ☐ Other
Document Number: [91440300192470540R]{.underline}
Housing Information Code Card Number:
Correspondence Address: [Longcheng Industrial Zone, 440 Longguan Avenue, Dalang Street, Longhua District, Shenzhen]{.underline}
Contact Phone: [28108099]{.underline}
☐ Authorized Agent/☑ Legal Representative: [Guo Weiliang]{.underline}
Document Type: ☐ Resident ID Card ☐ Passport ☐ Unified Social Credit Code ☐ Other
Document Number:
Correspondence Address:
Contact Phone:

Lessee (Party B): [Riqing Hardware & Plastic (Shenzhen) Co., Ltd.]{.underline}

Document Type: ☐ Resident ID Card ☐ Passport ☑ Unified Social Credit Code ☐ Other
Document Number: [91440300574752543F]{.underline}
Correspondence Address: [Building 2, Longcheng Industrial Zone, 39 Longguan West Road, Fengfeng Community, Dalang Street, Longhua District, Shenzhen]{.underline}
Contact Phone: [13751020306]{.underline}
☑ Authorized Agent/☐ Legal Representative: [Chen Ruilin]{.underline}
Document Type: ☐ Resident ID Card ☐ Passport ☐ Unified Social Credit Code ☐ Other
Document Number:
Correspondence Address:
Contact Phone:

Pursuant to the Civil Code of the People’s Republic of China, the Urban Real Estate Administration Law of the People’s Republic of China, the Measures for the Administration of Commercial Housing Leasing, the Decision of the Standing Committee of the Shenzhen Municipal People’s Congress on Strengthening Safety Responsibilities for Housing Leasing, the Notice of the Shenzhen Municipal People’s Government on Issuing the “Several Measures for Regulating the Industrial Property Leasing Market and Stabilizing Lease Prices (Trial)”, and other relevant laws, regulations, and documents, Party A and Party B, on the basis of equality, voluntariness, fairness, and good faith, have reached consensus through negotiation regarding the housing lease matters and hereby jointly conclude this contract.

Article 1 Basic Information of the Leased Housing

1.1 The housing leased by Party A to Party B is located at [Building 2, Floors 2-5, Longcheng Industrial Village, 2#201-501, Longhua]{.underline} District, Shenzhen. Lease form: ☑ Whole property lease / □ Partial property lease. Construction area of the housing:

[4117.20]{.underline} square meters (including internal floor area: [4117.20]{.underline} sqm, public area: [/]{.underline} sqm) (see Appendix II for the floor plan). Purpose of the housing lease: [Factory/Workshop]{.underline}. Housing code: .

1.2 Ownership status of the property:

The owner or legal user is [Shenzhen Longcheng Industry & Trade Industrial Co., Ltd.]{.underline}. Party A holds: (☑ Property Ownership Certificate or Real Estate Title Certificate / □ House Sales Contract / □ Housing Lease Contract / □ Other document proving property source). Property Ownership Certificate or Real Estate Title Certificate Numbers: [Yue (2023) Shenzhen Real Estate Title No. 0550177, Yue (2023) Shenzhen Real Estate Title No. 0550178, Yue (2023) Shenzhen Real Estate Title No. 0550179, Yue (2023) Shenzhen Real Estate Title No. 0550180]{.underline}. The property (□ is / ☑ is not) subject to a mortgage.

1.3 Decoration condition of the housing: [/]{.underline} (Specific decoration details may be additionally listed by Party A and Party B in Appendix II of this contract).

1.4 Ancillary facilities within the housing:

☐ There are no facilities or equipment in the housing; it is an empty room.
☑ Facilities and equipment are installed in the housing; see Appendix III - Confirmation of Housing Delivery.

Article 2 Lease Term

2.1 The lease term for Party B shall commence on [March]{.underline} [1]{.underline}, [2026]{.underline} and end on [February]{.underline} [28]{.underline}, [2029]{.underline}, totaling [3 years]{.underline} (shall not exceed the maximum period stipulated by laws and regulations; the term for a single industrial property lease contract shall generally not be less than 1 year).

2.2 Rent-free period:

☐ Party B is entitled to a rent-free period of ☐ months / ☐ days (included in the lease term), specifically from [/]{.underline} (year/month/day) to [/]{.underline} (year/month/day). During this period, Party B does not need to pay rent to Party A but shall bear all costs other than rent, such as water, electricity, gas, property management fees, etc. Upon expiry of the rent-free period, Party B shall pay rent as stipulated in the contract, regardless of whether Party B uses the leased housing.
☑ Party B is not entitled to a rent-free period. Rent, management fees, and other various charges shall commence from the date Party A delivers the housing.

Article 3 Rent

3.1 The rent for the leased housing is calculated based on □ internal floor area / ☑ construction area. The total monthly rent is RMB [131750.40]{.underline} (in words: [One Hundred Thirty-One Thousand Seven Hundred Fifty Yuan and Four Jiao]{.underline}).

3.2 Rent Payment Time: Rent shall be paid monthly. Party B shall pay the rent to Party A before the [5th]{.underline} day of each month. When Party A receives the rent from Party B, it shall issue a receipt to Party B.

3.3 Rent Payment Method: Party B shall pay the rent to Party A before the agreed payment date by ☐ Cash payment / ☑ Bank Transfer / ☐ Other [/]{.underline}.

When paying by transfer, Party B shall pay the rent to the following account designated by Party A:
Account Name: [Shenzhen Longcheng Industry & Trade Industrial Co., Ltd.]{.underline}
Bank: [Shenzhen Agricultural Bank Longcheng Sub-branch]{.underline}
Account Number[: 41029400040000092]{.underline}

3.4 Party A shall not unilaterally increase the rent during the term of the housing lease contract.

3.5 The parties agree that during the lease term, the rent standard shall ☑ increase / □ decrease by [3]{.underline}% each [one]{.underline} year starting from [2027]{.underline}, based on the previous year’s rent standard, as follows:

(1) From [March 01]{.underline}, [2027]{.underline} to [February 29]{.underline}, [2028]{.underline}, the rent standard shall be RMB [135702.91]{.underline}/month (in words: [One Hundred Thirty-Five Thousand Seven Hundred Two Yuan and Ninety-One Fen]{.underline}).

(2) From [March 01]{.underline}, [2028]{.underline} to [February 28]{.underline}, [2029]{.underline}, the rent standard shall be RMB [139774.00]{.underline}/month (in words: [One Hundred Thirty-Nine Thousand Seven Hundred Seventy-Four Yuan Only]{.underline}).

Article 4 Lease Deposit

4.1 Within 5 days after signing this contract, Party B shall pay Party A a deposit equivalent to [2]{.underline} months’ rent (not exceeding two months), totaling RMB [279548.00]{.underline} (in words: [Two Hundred Seventy-Nine Thousand Five Hundred Forty-Eight Yuan Only]{.underline}). When Party A receives the deposit from Party B, it shall issue a receipt to Party B.

4.2 The deposit paid by Party B is not advance payment of rent or other fees, but a guarantee for Party B’s performance of its obligations under this contract. Party A shall not unjustifiably withhold Party B’s deposit and refuse to refund it. Within 5 days after the expiry of the lease term or termination of the contract, Party A shall, after deducting the rent, fees, and compensation for breach of contract payable by Party B, refund the remaining deposit amount (together with any rent balance) to Party B without interest, provided the following conditions are met simultaneously:

(1) Party B has not caused damage to the leased housing or has repaired the damaged housing;

(2) Party B has returned the leased housing (including ancillary facilities) to Party A in accordance with the method stipulated in this contract;

(3) If Party B used the address of the leased housing for industrial/commercial registration, the industrial/commercial registration address has been relocated, and other procedures required by law and government regulations have been completed.

Article 5 Other Fees

5.1 During the lease term, Party A shall be responsible for paying taxes and fees related to the housing lease that are payable by Party A under laws and regulations.

5.2 During the lease term, other fees arising from Party B’s use of the leased housing, including ☑ Water charges / ☑ Electricity charges / □ Gas charges / ☑ Property management fees / □ TV fees / □ Telephone charges / □ Internet fees / □ , shall be borne by Party B. The billing standards are as follows (adjustable if utility companies or property service companies adjust fee standards according to regulations):

Water charge: RMB /ton; Electricity charge: RMB /kWh;
Gas charge: [/]{.underline} RMB /cubic meter; Property management fee: [2.5]{.underline} RMB /sqm/month;
Other: [A safety production deposit equivalent to one month’s rent at the first year’s rent rate during the contract term: RMB 131,750.40]{.underline}.

5.3 Party B shall make timely payments upon receipt of payment notices or fee vouchers provided by Party A; otherwise, any late fees, penalties, and related legal consequences arising therefrom shall be borne by Party B.

Article 6 Delivery and Acceptance of the Housing

6.1 Party A shall deliver the leased housing to Party B before [March]{.underline} [1]{.underline}, [2026]{.underline} and ensure that the housing and its ancillary facilities are safe and up to standard (including air quality).

6.2 Upon delivery of the leased housing by Party A, Party B shall inspect the existing equipment and facilities within the housing. Both parties shall jointly sign the “Confirmation of Housing Delivery” (see Appendix III) to complete the delivery.

6.3 The parties specifically confirm: If Party B has commenced renovation/decoration without signing the “Confirmation of Housing Delivery”, the delivery of the leased housing shall be deemed completed.

Article 7 Decoration and Renovation

7.1 ☑ Provided that the housing structure is not affected, Party A agrees that Party B may carry out decoration and renovation of the leased housing; if approval from relevant authorities is required according to regulations, such approval shall be obtained by ☐ Party A / ☑ Party A entrusts Party B to apply to the relevant authorities before proceeding. Upon expiry of the lease term or termination of the contract, the decorations and renovations shall ☑ be removed by Party B and restored to the original condition / ☐ be transferred to Party A at an agreed value / ☐ be transferred to Party A free of charge / ☐ Other [/]{.underline}.
☐ Party A does not agree to Party B carrying out decoration or renovation of the leased housing.

7.2 Renovation Deposit: For renovations conforming to Article 7.1, Party B shall pay a renovation deposit of RMB [/]{.underline} (in words: [/]{.underline} Yuan only) to Party A or Party A’s designated entity within [/]{.underline} working days before the commencement of construction. Upon completion of the renovation and passing the fire department inspection, Party A or Party A’s designated entity shall refund the renovation deposit to Party B without interest.

Article 8 Use and Maintenance of the Housing

8.1 During the lease term, Party B shall use the leased housing and its ancillary facilities normally and reasonably, use water and electricity safely, and shall not arbitrarily change the lease purpose without Party A’s consent.

8.2 During the lease term, if Party B discovers damage or malfunction in the leased housing or its ancillary facilities, it shall promptly notify Party A for repair. Party A shall carry out the repair within 5 days of receiving Party B’s notice. If Party A cannot be notified, or if Party A fails to repair within the time limit after receiving notice, or if immediate repair is necessary due to an emergency, Party B has the right to carry out the repair on behalf of Party A, with the cost borne by Party A. If the use of the housing by Party B is affected due to the repair, the rent shall be reduced accordingly or the lease term extended.

If the damage or malfunction to the leased housing or ancillary facilities (including decorations, renovations, and additional facilities/equipment made by Party B) is caused by Party B’s intentional act or improper use, Party B shall be responsible for the repair, and Party A shall not be obligated to repair.

During the lease term, if either Party A or Party B fails to fulfill its maintenance, repair, or other obligations under this contract in a timely manner, causing personal injury or property damage to the other party or a third party, the responsible party shall bear the liability for compensation.

8.3 In the event of an emergency repair where Party B cannot be notified, or although notified, Party B cannot be present at the scene, Party A may, with the assistance of the property management department or others, enter the leased housing to carry out emergency repair work. Party A shall compensate Party B for any losses incurred as a result.

Article 9 Sublease, Renewal, and Priority Rights

9.1 Sublease

☑ Party B shall not sublease the property.
☐ The leased housing is industrial property, and the related land supply contract or industrial development supervision agreement allows sublease. Party A agrees that Party B may sublease according to regulations or agreements, provided that Party B’s sublease term shall not exceed the remaining lease term stipulated in this contract. Party B shall be responsible for ensuring the sublessee fulfills the lease obligations and shall be liable for the sublessee’s breach of contract. The sublessee shall not further sublease the property.
☐ The leased housing is not industrial property. Party A agrees that Party B may sublease all or part of the leased housing to others, provided that Party B’s sublease term shall not exceed the remaining lease term stipulated in this contract. Party B shall be responsible for ensuring the sublessee fulfills the lease obligations and shall be liable for the sublessee’s breach of contract. The sublessee shall not further sublease the property.

9.2 Renewal

Upon expiry of the lease term in this contract, if Party B wishes to continue renting the leased housing, it shall submit a written renewal application to Party A [90]{.underline} days prior to the expiry of the lease term. If both parties reach an agreement on renewal, a new lease contract or an amendment to the lease term shall be concluded. Party B shall have the priority right to renew the lease under the same conditions.

9.3 Priority Right

If Party A sells the leased housing during the lease term, it shall notify Party B in advance. Party B shall have the priority right to purchase under the same price and payment terms. However, if Party A sells the entire building containing the leased housing or a building that is connected as a whole with other houses, Party B shall not have the priority right to purchase.

Article 10 Return of the Housing

10.1 Within [1]{.underline} day after the expiry of the lease term or the termination of this contract, Party B shall promptly vacate and move out of the leased housing and return the housing and its ancillary facilities to Party A. If Party B fails to clear and vacate the housing within the agreed time and cannot be contacted, the parties agree to handle the matter as follows:

☑ Party A has the right to dispose of all items left in the leased housing as waste.
☐ Party B provides emergency contact . If the emergency contact fails to clear the housing within days of receiving notice, Party A has the right to dispose of all items left in the leased housing as waste.
☐ Party A entrusts a third-party storage company to store the remaining items, with storage costs borne by Party B.
☐ Party A disposes of the remaining items by ☐ auction / ☐ sale, holding the proceeds on behalf of Party B.
☐ Other .

10.2 Items left behind by Party B after returning the housing shall be deemed as Party B’s abandonment of ownership, and Party A has the right to dispose of them as waste. Party A has the right to claim from Party B the costs incurred in disposing of Party B’s abandoned waste.

10.3 Upon return of the housing, both parties shall inspect the housing, ancillary items, facilities, equipment, and the usage status of water, electricity, gas, etc., and sign or affix seals to the “Confirmation of Housing Return” (see Appendix IV).

Article 11 Termination of the Contract

11.1 This contract may be terminated by mutual agreement between Party A and Party B.

11.2 Party A has the right to unilaterally terminate this contract and take back the leased housing if Party B commits any of the following:

(1) Fails to pay rent or other fees as agreed for 30 days;

(2) Without justifiable reason, refuses to sign the “Confirmation of Housing Delivery” after the housing meets the agreed delivery standards;

(3) Arbitrarily alters or demolishes the main structure of the housing;

(4) Arbitrarily changes the use of the leased housing;

(5) Arbitrarily subleases the leased housing to a third party;

(6) Uses the leased housing for illegal activities.

11.3 Party B has the right to unilaterally terminate this contract if Party A commits any of the following:

(1) Fails to deliver the leased housing on time for 7 days;

(2) Party A does not have the right to lease the housing, or the delivered housing does not comply with the contract terms, seriously affecting Party B’s use, or endangering Party B’s safety or health;

(3) Fails to fulfill the agreed maintenance obligations or fails to pay the various fees that should be borne by Party A, making it impossible for Party B to use the leased housing normally.

11.4 Both Party A and Party B have the right to terminate this contract under any of the following circumstances:

(1) The leased housing is lawfully expropriated or demolished due to public interest or urban construction needs [In this case, Party A shall provide reasonable compensation to Party B for losses suffered due to the unfulfilled contract term (including decoration losses)];

(2) The leased housing is damaged, destroyed, or identified as dangerous and unusable due to force majeure events such as earthquakes or fires;

(3) Party A informed Party B at the time of signing that the leased housing was mortgaged before leasing and might be disposed of during the lease term, and it is now disposed of.

11.5 If the above circumstances exist, this contract shall be terminated when Party A or Party B delivers the “Notice of Contract Termination” (see Appendix V) to the other party in accordance with Article 14 of this contract.

Article 12 Liability for Breach of Contract

12.1 Party A’s Liability for Breach of Contract

(1) If Party B terminates the contract due to Party A’s breach under Article 11.3, Party A shall, within 5 days of termination, return the deposit and any rent balance collected in advance, and pay liquidated damages to Party B equivalent to the monthly rent amount. If the liquidated damages are insufficient to cover Party B’s losses, Party A shall also compensate for the difference.

(2) If Party A delays delivery of the housing to Party B or commits any of the circumstances in Article 11.3(2) or (3), and Party B does not terminate the contract, Party A shall pay liquidated damages to Party B at twice the daily rent amount for each day during the period of breach (the liquidated damages shall not exceed twice the monthly rent amount).

(3) During the lease term, if Party A unilaterally terminates the contract without the circumstances stipulated in Article 11, it shall notify Party B in writing at least 30 days in advance, return the deposit and any rent balance collected in advance, and pay liquidated damages to Party B equivalent to twice the monthly rent amount. If the liquidated damages are insufficient to cover Party B’s losses, Party A shall also compensate for the difference.

12.2 Party B’s Liability for Breach of Contract

(1) If Party A terminates the contract due to Party B’s breach under Article 11.2, Party B shall pay liquidated damages to Party A equivalent to the monthly rent amount. If the liquidated damages are insufficient to cover Party A’s losses, Party B shall also compensate for the difference.

(2) If Party B delays payment of rent, deposit, or other fees, and such delay does not constitute grounds for termination or, even if it does, Party A does not terminate the contract, Party B shall pay liquidated damages to Party A at twice the daily rent amount for each day of delay.

(3) During the lease term, if Party B unilaterally terminates the contract without the circumstances stipulated in Article 11, it shall notify Party A in writing at least 30 days in advance and pay liquidated damages to Party A equivalent to twice the monthly rent amount. If the liquidated damages are insufficient to cover Party A’s losses, Party B shall also compensate for the difference.

(4) Upon expiry of the lease term or contract termination, Party B shall vacate and return the housing promptly. For each day Party B delays vacating or refuses to return the housing, Party B shall pay liquidated damages to Party A at twice the daily rent amount.

(5) If Party B, without Party A’s consent, arbitrarily renovates, decorates, or installs facilities/equipment that affect the housing structure, it shall restore the leased housing to its original condition and compensate Party A for any losses incurred. If Party B’s actions cause personal injury or property damage to Party A or a third party, Party B shall bear all legal liability and compensate for losses.

Article 13 Special Clauses

Both parties shall sign Appendix VII - “Shenzhen Housing Lease Safety Management Responsibility Letter” (hereinafter referred to as the “Responsibility Letter”) and fully and appropriately fulfill the safety management responsibilities and obligations stipulated therein. If either party violates the provisions of the Responsibility Letter, leading to safety accidents or causing personal injury or property damage during the housing lease process under this contract, the responsible party shall bear all legal liability and economic losses.

Article 14 Notices and Service

14.1 Party A and Party B agree to send notices by ☐ Mail ☐ Email ☐ WeChat ☐ SMS and confirm their valid service addresses as follows:

Party A’s Service Address: ☑ Same as the correspondence address in the preamble
☐ Other address
☐ Email ☐ WeChat ID ☑ Mobile Number [18718478777]{.underline}

Party B’s Service Address: ☑ Same as the correspondence address in the preamble
☐ Other address
☐ Email ☐ WeChat ID ☐ Mobile Number

If the above addresses change, the party shall notify the other party in writing; otherwise, the above addresses shall still be deemed valid. If notices or documents are sent by one party to the other by mail, the date of receipt by the addressee shall be deemed the date of service. If mail sent to the above address is returned, the date of return shall be deemed the date of service. If sent by email, WeChat, or SMS, the date of sending shall be deemed the date of service.

14.2 If service cannot be effected through the above methods, any notice sent by Party A to the address of the leased housing under this contract before Party B vacates shall be deemed effectively served.

Article 15 Dispute Resolution

15.1 Disputes arising during the performance of this contract shall be resolved through negotiation between the parties. If negotiation fails, they may request mediation from the relevant administrative authority, industry association, or other third party, or:

☐ Submit to the Shenzhen Court of International Arbitration for arbitration.
☐ File a lawsuit with the People’s Court in the place where the leased housing is located.

15.2 The dispute resolution clause in the contract is independent, and changes, termination, invalidity, or revocation of the contract shall not affect its validity.

Article 16 Amendment of the Contract

Neither party may unilaterally amend the contents of this contract without mutual agreement. The parties may enter into a supplementary agreement for any amendments, which shall have the same legal effect as this contract.

Article 17 Contract Signing, Registration, and Filing

17.1 This contract shall take effect from the date of signing by both parties. It is made in [four]{.underline} originals, with Party A holding [two]{.underline}, Party B holding [one]{.underline}, and the housing lease management authority holding [one]{.underline}, all having the same legal effect.

17.2 The appendices to this contract are integral parts of this contract and have the same legal effect as this contract.

17.3 Within 10 days after signing this contract, both parties shall promptly go through the housing lease registration and filing procedures with the competent housing lease management authority (see the “Housing Lease Registration and Filing Instructions”).

Party A (Seal): Party B (Seal):
Authorized Agent (Seal): Authorized Agent (Seal):
Date of Signing: January 23, 2026 Date of Signing: January 23, 2026

Shenzhen Housing Lease

Contract

Book

(Non-Residential)

Formulated by the Shenzhen Municipal Housing and Urban-Rural Development Bureau

Instructions

1.	This contract text is a model text. When signing, both parties may adjust the corresponding content of the contract based on actual circumstances within the scope of relevant laws and regulations.

2.

Before signing the contract, the lessor and lessee must provide corresponding materials according to the following requirements:

(1) The lessor shall show the lessee the real estate title certificate, house sales contract, or other valid proof documents demonstrating their right to lease. Additionally:
If the property is entrusted to an agent for leasing, the agent must also provide the principal’s power of attorney;
If the property is leased jointly, the consent of all co-owners for the lease and the power of attorney must be provided;

If the property is subleased, the sublessor must provide the sublessee with proof documents and materials that the lessor agrees to the sublease.

(2) The lessee shall provide the lessor with authentic and valid identification documents.

3.	The contents selected in ☐, filled in blanks, and other content to be deleted or added in this contract text shall be determined through negotiation between the parties. For options in ☐, use a ✓ to indicate the selection; if the actual situation does not apply or if the parties do not agree on an item, mark an × in the blank space to indicate deletion.

4.	The lessor and lessee may supplement matters not covered or not clearly defined in this contract text based on specific circumstances in the blank lines following the relevant clauses, or in Appendix I - Supplementary Clauses.

5.	Both parties may decide on the number of original copies of this contract based on actual circumstances and should carefully check them upon signing to ensure all copies are consistent. Each party should hold at least one original copy of the contract.

6.	If this contract is terminated, or if there are major changes to the lease term, rent standards, lease area, etc., the parties shall go through the relevant procedures at the original registration and filing authority.

7.	When signing this contract, the parties shall have full civil capacity, fully understand their respective rights, obligations, and responsibilities, and voluntarily agree to strictly implement the contract according to its terms.

8.	When leasing out industrial properties, the parties shall strictly comply with the relevant provisions of the Shenzhen Municipal People’s Government’s “Several Measures for Regulating the Industrial Property Leasing Market and Stabilizing Lease Prices (Trial)” (Shen Fu Gui (2019) No. 8).

Special Note: The lessor shall fulfill the obligation to remind the lessee of important matters in the contract. The lessee shall sign the contract prudently. Before signing this contract, please read the contract terms carefully, especially the selective, supplementary, and amendable content, and pay attention to potential risks.

Housing Lease Contract

Lessor (Party A): [Shenzhen Longcheng Industry & Trade Industrial Co., Ltd.]{.underline}

Document Type: ☐ Resident ID Card ☐ Passport ☑ Unified Social Credit Code ☐ Other
Document Number: [91440300192470540R]{.underline}
Housing Information Code Card Number:
Correspondence Address: [Longcheng Industrial Zone, 440 Longguan Avenue, Dalang Street, Longhua District, Shenzhen]{.underline}
Contact Phone: [28108099]{.underline}
☐ Authorized Agent/☑ Legal Representative: [Guo Weiliang]{.underline}
Document Type: ☐ Resident ID Card ☐ Passport ☐ Unified Social Credit Code ☐ Other
Document Number:
Correspondence Address:
Contact Phone:

Lessee (Party B): [Riqing Hardware & Plastic (Shenzhen) Co., Ltd.]{.underline}

Document Type: ☐ Resident ID Card ☐ Passport ☑ Unified Social Credit Code ☐ Other
Document Number: [91440300574752543F]{.underline}
Correspondence Address: [Building 2, Longcheng Industrial Zone, 39 Longguan West Road, Fengfeng Community, Dalang Street, Longhua District, Shenzhen]{.underline}
Contact Phone: [13751020306]{.underline}
☑ Authorized Agent/☐ Legal Representative: [Chen Ruilin]{.underline}
Document Type: ☐ Resident ID Card ☐ Passport ☐ Unified Social Credit Code ☐ Other
Document Number:
Correspondence Address:
Contact Phone:

Pursuant to the Civil Code of the People’s Republic of China, the Urban Real Estate Administration Law of the People’s Republic of China, the Measures for the Administration of Commercial Housing Leasing, the Decision of the Standing Committee of the Shenzhen Municipal People’s Congress on Strengthening Safety Responsibilities for Housing Leasing, the Notice of the Shenzhen Municipal People’s Government on Issuing the “Several Measures for Regulating the Industrial Property Leasing Market and Stabilizing Lease Prices (Trial)”, and other relevant laws, regulations, and documents, Party A and Party B, on the basis of equality, voluntariness, fairness, and good faith, have reached consensus through negotiation regarding the housing lease matters and hereby jointly conclude this contract.

Article 1 Basic Information of the Leased Housing

1.1 The housing leased by Party A to Party B is located at [1st Floor, Building 8, Longcheng Gongmao Yu’an Factory Area, Longhua]{.underline} District, Shenzhen. Lease form: ☑ Whole property lease / ☐ Partial property lease. Construction area of the housing: [1715.74]{.underline} square meters (including internal floor area: [1715.74]{.underline} sqm, public area: [/]{.underline} sqm) (see Appendix II for the floor plan). Purpose of the housing lease: [Factory/Workshop]{.underline}. Housing code: .

1.2 Ownership status of the property:

The owner or legal user is [Shenzhen Longcheng Industry & Trade Industrial Co., Ltd.]{.underline}. Party A holds: (☑ Property Ownership Certificate or Real Estate Title Certificate / ☐ House Sales Contract / ☐ Housing Lease Contract / ☐ Other document proving property source). Property Ownership Certificate or Real Estate Title Certificate Number: [Yue (2018) Shenzhen Real Estate Title No. 0133054]{.underline}. The property (☐ is / ☑ is not) subject to a mortgage.

1.3 Decoration condition of the housing: [/]{.underline} (Specific decoration details may be additionally listed by Party A and Party B in Appendix II of this contract).

1.4 Ancillary facilities within the housing:

☐ There are no facilities or equipment in the housing; it is an empty room.
☑ Facilities and equipment are installed in the housing; see Appendix III - Confirmation of Housing Delivery.

Article 2 Lease Term

2.1 The lease term for Party B shall commence on [March]{.underline} [1]{.underline}, [2026]{.underline} and end on [February]{.underline} [28]{.underline}, [2029]{.underline}, totaling [3 years]{.underline} (shall not exceed the maximum period stipulated by laws and regulations; the term for a single industrial property lease contract shall generally not be less than 1 year).

2.2 Rent-free period:

☐ Party B is entitled to a rent-free period of ☐ months / ☐ days (included in the lease term), specifically from [/]{.underline} (year/month/day) to [/]{.underline} (year/month/day). During this period, Party B does not need to pay rent to Party A but shall bear all costs other than rent, such as water, electricity, gas, property management fees, etc. Upon expiry of the rent-free period, Party B shall pay rent as stipulated in the contract, regardless of whether Party B uses the leased housing.
☑ Party B is not entitled to a rent-free period. Rent, management fees, and other various charges shall commence from the date Party A delivers the housing.

Article 3 Rent

3.1 The rent for the leased housing is calculated based on ☐ internal floor area / ☑ construction area. The total monthly rent is RMB [84071.26]{.underline} (in words: [Eighty-Four Thousand Seventy-One Yuan and Twenty-Six Jiao]{.underline}).

3.2 Rent Payment Time: Rent shall be paid monthly. Party B shall pay the rent to Party A before the [5th]{.underline} day of each month. When Party A receives the rent from Party B, it shall issue a receipt to Party B.

3.3 Rent Payment Method: Party B shall pay the rent to Party A before the agreed payment date by ☐ Cash payment / ☑ Bank Transfer / ☐ Other [/]{.underline}.

When paying by transfer, Party B shall pay the rent to the following account designated by Party A:
Account Name: [Shenzhen Longcheng Industry & Trade Industrial Co., Ltd.]{.underline}
Bank: [Shenzhen Agricultural Bank Longcheng Sub-branch]{.underline}
Account Number[: 41029400040000092]{.underline}

3.4 Party A shall not unilaterally increase the rent during the term of the housing lease contract.

3.5 The parties agree that during the lease term, the rent standard shall ☑ increase / ☐ decrease by [3]{.underline}% each [one]{.underline} year starting from [2027]{.underline}, based on the previous year’s rent standard, as follows:

(1) From [March 01]{.underline}, [2027]{.underline} to [February 29]{.underline}, [2028]{.underline}, the rent standard shall be RMB [86593.4]{.underline}/month (in words: [Eighty-Six Thousand Five Hundred Ninety-Three Yuan and Four Jiao]{.underline}).

(2) From [March 01]{.underline}, [2028]{.underline} to [February 28]{.underline}, [2029]{.underline}, the rent standard shall be RMB [89191.2]{.underline}/month (in words: [Eighty-Nine Thousand One Hundred Ninety-One Yuan and Two Jiao]{.underline}).

Article 4 Lease Deposit

4.1 Within 5 days after signing this contract, Party B shall pay Party A a deposit equivalent to [2]{.underline} months’ rent (not exceeding two months), totaling RMB [178382.4]{.underline} (in words: [One Hundred Seventy-Eight Thousand Three Hundred Eighty-Two Yuan and Four Jiao]{.underline}). When Party A receives the deposit from Party B, it shall issue a receipt to Party B.

4.2 The deposit paid by Party B is not advance payment of rent or other fees, but a guarantee for Party B’s performance of its obligations under this contract. Party A shall not unjustifiably withhold Party B’s deposit and refuse to refund it. Within 5 days after the expiry of the lease term or termination of the contract, Party A shall, after deducting the rent, fees, and compensation for breach of contract payable by Party B, refund the remaining deposit amount (together with any rent balance) to Party B without interest, provided the following conditions are met simultaneously:

(1) Party B has not caused damage to the leased housing or has repaired the damaged housing;

(2) Party B has returned the leased housing (including ancillary facilities) to Party A in accordance with the method stipulated in this contract;

(3) If Party B used the address of the leased housing for industrial/commercial registration, the industrial/commercial registration address has been relocated, and other procedures required by law and government regulations have been completed.

Article 5 Other Fees

5.1 During the lease term, Party A shall be responsible for paying taxes and fees related to the housing lease that are payable by Party A under laws and regulations.

5.2 During the lease term, other fees arising from Party B’s use of the leased housing, including ☑ Water charges / ☑ Electricity charges / ☐ Gas charges / ☑ Property management fees / ☐ TV fees / ☐ Telephone charges / ☐ Internet fees / ☐ , shall be borne by Party B. The billing standards are as follows (adjustable if utility companies or property service companies adjust fee standards according to regulations):

Water charge: RMB /ton; Electricity charge: RMB /kWh;
Gas charge: [/]{.underline} RMB /cubic meter; Property management fee: [2.5]{.underline} RMB /sqm/month;
Other: [A safety production deposit equivalent to one month’s rent at the first year’s rent rate during the contract term: RMB 84,071.26]{.underline}.

5.3 Party B shall make timely payments upon receipt of payment notices or fee vouchers provided by Party A; otherwise, any late fees, penalties, and related legal consequences arising therefrom shall be borne by Party B.

Article 6 Delivery and Acceptance of the Housing

6.1 Party A shall deliver the leased housing to Party B before [March]{.underline} [1]{.underline}, [2026]{.underline} and ensure that the housing and its ancillary facilities are safe and up to standard (including air quality).

6.2 Upon delivery of the leased housing by Party A, Party B shall inspect the existing equipment and facilities within the housing. Both parties shall jointly sign the “Confirmation of Housing Delivery” (see Appendix III) to complete the delivery.

6.3 The parties specifically confirm: If Party B has commenced renovation/decoration without signing the “Confirmation of Housing Delivery”, the delivery of the leased housing shall be deemed completed.

Article 7 Decoration and Renovation

7.1 ☑ Provided that the housing structure is not affected, Party A agrees that Party B may carry out decoration and renovation of the leased housing; if approval from relevant authorities is required according to regulations, such approval shall be obtained by ☐ Party A / ☑ Party A entrusts Party B to apply to the relevant authorities before proceeding. Upon expiry of the lease term or termination of the contract, the decorations and renovations shall ☑ be removed by Party B and restored to the original condition / ☐ be transferred to Party A at an agreed value / ☐ be transferred to Party A free of charge / ☐ Other [/]{.underline}.
☐ Party A does not agree to Party B carrying out decoration or renovation of the leased housing.

7.2 Renovation Deposit: For renovations conforming to Article 7.1, Party B shall pay a renovation deposit of RMB [/]{.underline} (in words: [/]{.underline} Yuan only) to Party A or Party A’s designated entity within [/]{.underline} working days before the commencement of construction. Upon completion of the renovation and passing the fire department inspection, Party A or Party A’s designated entity shall refund the renovation deposit to Party B without interest.

Article 8 Use and Maintenance of the Housing

8.1 During the lease term, Party B shall use the leased housing and its ancillary facilities normally and reasonably, use water and electricity safely, and shall not arbitrarily change the lease purpose without Party A’s consent.

8.2 During the lease term, if Party B discovers damage or malfunction in the leased housing or its ancillary facilities, it shall promptly notify Party A for repair. Party A shall carry out the repair within 5 days of receiving Party B’s notice. If Party A cannot be notified, or if Party A fails to repair within the time limit after receiving notice, or if immediate repair is necessary due to an emergency, Party B has the right to carry out the repair on behalf of Party A, with the cost borne by Party A. If the use of the housing by Party B is affected due to the repair, the rent shall be reduced accordingly or the lease term extended.

If the damage or malfunction to the leased housing or ancillary facilities (including decorations, renovations, and additional facilities/equipment made by Party B) is caused by Party B’s intentional act or improper use, Party B shall be responsible for the repair, and Party A shall not be obligated to repair.

During the lease term, if either Party A or Party B fails to fulfill its maintenance, repair, or other obligations under this contract in a timely manner, causing personal injury or property damage to the other party or a third party, the responsible party shall bear the liability for compensation.

8.3 In the event of an emergency repair where Party B cannot be notified, or although notified, Party B cannot be present at the scene, Party A may, with the assistance of the property management department or others, enter the leased housing to carry out emergency repair work. Party A shall compensate Party B for any losses incurred as a result.

Article 9 Sublease, Renewal, and Priority Rights

9.1 Sublease

☑ Party B shall not sublease the property.
☐ The leased housing is industrial property, and the related land supply contract or industrial development supervision agreement allows sublease. Party A agrees that Party B may sublease according to regulations or agreements, provided that Party B’s sublease term shall not exceed the remaining lease term stipulated in this contract. Party B shall be responsible for ensuring the sublessee fulfills the lease obligations and shall be liable for the sublessee’s breach of contract. The sublessee shall not further sublease the property.
☐ The leased housing is not industrial property. Party A agrees that Party B may sublease all or part of the leased housing to others, provided that Party B’s sublease term shall not exceed the remaining lease term stipulated in this contract. Party B shall be responsible for ensuring the sublessee fulfills the lease obligations and shall be liable for the sublessee’s breach of contract. The sublessee shall not further sublease the property.

9.2 Renewal

Upon expiry of the lease term in this contract, if Party B wishes to continue renting the leased housing, it shall submit a written renewal application to Party A [90]{.underline} days prior to the expiry of the lease term. If both parties reach an agreement on renewal, a new lease contract or an amendment to the lease term shall be concluded. Party B shall have the priority right to renew the lease under the same conditions.

9.3 Priority Right

If Party A sells the leased housing during the lease term, it shall notify Party B in advance. Party B shall have the priority right to purchase under the same price and payment terms. However, if Party A sells the entire building containing the leased housing or a building that is connected as a whole with other houses, Party B shall not have the priority right to purchase.

Article 10 Return of the Housing

10.1 Within [1]{.underline} day after the expiry of the lease term or the termination of this contract, Party B shall promptly vacate and move out of the leased housing and return the housing and its ancillary facilities to Party A. If Party B fails to clear and vacate the housing within the agreed time and cannot be contacted, the parties agree to handle the matter as follows:

☑ Party A has the right to dispose of all items left in the leased housing as waste.
☐ Party B provides emergency contact . If the emergency contact fails to clear the housing within days of receiving notice, Party A has the right to dispose of all items left in the leased housing as waste.
☐ Party A entrusts a third-party storage company to store the remaining items, with storage costs borne by Party B.
☐ Party A disposes of the remaining items by ☐ auction / ☐ sale, holding the proceeds on behalf of Party B.
☐ Other .

10.2 Items left behind by Party B after returning the housing shall be deemed as Party B’s abandonment of ownership, and Party A has the right to dispose of them as waste. Party A has the right to claim from Party B the costs incurred in disposing of Party B’s abandoned waste.

10.3 Upon return of the housing, both parties shall inspect the housing, ancillary items, facilities, equipment, and the usage status of water, electricity, gas, etc., and sign or affix seals to the “Confirmation of Housing Return” (see Appendix IV).

Article 11 Termination of the Contract

11.1 This contract may be terminated by mutual agreement between Party A and Party B.

11.2 Party A has the right to unilaterally terminate this contract and take back the leased housing if Party B commits any of the following:

(1) Fails to pay rent or other fees as agreed for 30 days;

(2) Without justifiable reason, refuses to sign the “Confirmation of Housing Delivery” after the housing meets the agreed delivery standards;

(3) Arbitrarily alters or demolishes the main structure of the housing;

(4) Arbitrarily changes the use of the leased housing;

(5) Arbitrarily subleases the leased housing to a third party;

(6) Uses the leased housing for illegal activities.

11.3 Party B has the right to unilaterally terminate this contract if Party A commits any of the following:

(1) Fails to deliver the leased housing on time for 7 days;

(2) Party A does not have the right to lease the housing, or the delivered housing does not comply with the contract terms, seriously affecting Party B’s use, or endangering Party B’s safety or health;

(3) Fails to fulfill the agreed maintenance obligations or fails to pay the various fees that should be borne by Party A, making it impossible for Party B to use the leased housing normally.

11.4 Both Party A and Party B have the right to terminate this contract under any of the following circumstances:

(1) The leased housing is lawfully expropriated or demolished due to public interest or urban construction needs [In this case, Party A shall provide reasonable compensation to Party B for losses suffered due to the unfulfilled contract term (including decoration losses)];

(2) The leased housing is damaged, destroyed, or identified as dangerous and unusable due to force majeure events such as earthquakes or fires;

(3) Party A informed Party B at the time of signing that the leased housing was mortgaged before leasing and might be disposed of during the lease term, and it is now disposed of.

11.5 If the above circumstances exist, this contract shall be terminated when Party A or Party B delivers the “Notice of Contract Termination” (see Appendix V) to the other party in accordance with Article 14 of this contract.

Article 12 Liability for Breach of Contract

12.1 Party A’s Liability for Breach of Contract

(1) If Party B terminates the contract due to Party A’s breach under Article 11.3, Party A shall, within 5 days of termination, return the deposit and any rent balance collected in advance, and pay liquidated damages to Party B equivalent to the monthly rent amount. If the liquidated damages are insufficient to cover Party B’s losses, Party A shall also compensate for the difference.

(2) If Party A delays delivery of the housing to Party B or commits any of the circumstances in Article 11.3(2) or (3), and Party B does not terminate the contract, Party A shall pay liquidated damages to Party B at twice the daily rent amount for each day during the period of breach (the liquidated damages shall not exceed twice the monthly rent amount).

(3) During the lease term, if Party A unilaterally terminates the contract without the circumstances stipulated in Article 11, it shall notify Party B in writing at least 30 days in advance, return the deposit and any rent balance collected in advance, and pay liquidated damages to Party B equivalent to twice the monthly rent amount. If the liquidated damages are insufficient to cover Party B’s losses, Party A shall also compensate for the difference.

12.2 Party B’s Liability for Breach of Contract

(1) If Party A terminates the contract due to Party B’s breach under Article 11.2, Party B shall pay liquidated damages to Party A equivalent to the monthly rent amount. If the liquidated damages are insufficient to cover Party A’s losses, Party B shall also compensate for the difference.

(2) If Party B delays payment of rent, deposit, or other fees, and such delay does not constitute grounds for termination or, even if it does, Party A does not terminate the contract, Party B shall pay liquidated damages to Party A at twice the daily rent amount for each day of delay.

(3) During the lease term, if Party B unilaterally terminates the contract without the circumstances stipulated in Article 11, it shall notify Party A in writing at least 30 days in advance and pay liquidated damages to Party A equivalent to twice the monthly rent amount. If the liquidated damages are insufficient to cover Party A’s losses, Party B shall also compensate for the difference.

(4) Upon expiry of the lease term or contract termination, Party B shall vacate and return the housing promptly. For each day Party B delays vacating or refuses to return the housing, Party B shall pay liquidated damages to Party A at twice the daily rent amount.

(5) If Party B, without Party A’s consent, arbitrarily renovates, decorates, or installs facilities/equipment that affect the housing structure, it shall restore the leased housing to its original condition and compensate Party A for any losses incurred. If Party B’s actions cause personal injury or property damage to Party A or a third party, Party B shall bear all legal liability and compensate for losses.

Article 13 Special Clauses

Both parties shall sign Appendix VII - “Shenzhen Housing Lease Safety Management Responsibility Letter” (hereinafter referred to as the “Responsibility Letter”) and fully and appropriately fulfill the safety management responsibilities and obligations stipulated therein. If either party violates the provisions of the Responsibility Letter, leading to safety accidents or causing personal injury or property damage during the housing lease process under this contract, the responsible party shall bear all legal liability and economic losses.

Article 14 Notices and Service

14.1 Party A and Party B agree to send notices by ☐ Mail ☐ Email ☐ WeChat ☐ SMS and confirm their valid service addresses as follows:

Party A’s Service Address: ☑ Same as the correspondence address in the preamble
☐ Other address
☐ Email ☐ WeChat ID ☑ Mobile Number [18718478777]{.underline}

Party B’s Service Address: ☑ Same as the correspondence address in the preamble
☐ Other address
☐ Email ☐ WeChat ID ☐ Mobile Number

If the above addresses change, the party shall notify the other party in writing; otherwise, the above addresses shall still be deemed valid. If notices or documents are sent by one party to the other by mail, the date of receipt by the addressee shall be deemed the date of service. If mail sent to the above address is returned, the date of return shall be deemed the date of service. If sent by email, WeChat, or SMS, the date of sending shall be deemed the date of service.

14.2 If service cannot be effected through the above methods, any notice sent by Party A to the address of the leased housing under this contract before Party B vacates shall be deemed effectively served.

Article 15 Dispute Resolution

15.1 Disputes arising during the performance of this contract shall be resolved through negotiation between the parties. If negotiation fails, they may request mediation from the relevant administrative authority, industry association, or other third party, or:

☐ Submit to the Shenzhen Court of International Arbitration for arbitration.
☐ File a lawsuit with the People’s Court in the place where the leased housing is located.

15.2 The dispute resolution clause in the contract is independent, and changes, termination, invalidity, or revocation of the contract shall not affect its validity.

Article 16 Amendment of the Contract

Neither party may unilaterally amend the contents of this contract without mutual agreement. The parties may enter into a supplementary agreement for any amendments, which shall have the same legal effect as this contract.

Article 17 Contract Signing, Registration, and Filing

17.1 This contract shall take effect from the date of signing by both parties. It is made in [four]{.underline} originals, with Party A holding [two]{.underline}, Party B holding [one]{.underline}, and the housing lease management authority holding [one]{.underline}, all having the same legal effect.

17.2 The appendices to this contract are integral parts of this contract and have the same legal effect as this contract.

17.3 Within 10 days after signing this contract, both parties shall promptly go through the housing lease registration and filing procedures with the competent housing lease management authority (see the “Housing Lease Registration and Filing Instructions”).

Party A (Seal): Party B (Seal):
Authorized Agent (Seal): Authorized Agent (Seal):
Date of Signing: January 23, 2026 Date of Signing: January 23, 2026

Shenzhen Housing Lease

Contract

Book

(Residential)

Formulated by the Shenzhen Municipal Housing and Urban-Rural Development Bureau

Instructions

1.	This contract text is a model text. When signing, both parties may adjust the corresponding content of the contract based on actual circumstances within the scope of relevant laws and regulations (lease contracts for public rental housing, affordable commercial housing, and talent housing shall be separately formulated by the competent authority).

2.

Before signing the contract, the lessor and lessee must provide corresponding materials according to the following requirements:

(1) The lessor shall show the lessee the real estate title certificate, house sales contract, or other valid proof documents demonstrating their right to lease. Additionally:

If the property is entrusted to an agent for leasing, the agent must also provide the principal’s power of attorney;
If the property is leased jointly, the consent of all co-owners for the lease and the power of attorney must be provided;

If the property is subleased, the sublessor must provide the sublessee with proof documents and materials that the lessor agrees to the sublease.

(2) The lessee shall provide the lessor with authentic and valid identification documents.

3.	The contents selected in □, filled in blanks, and other content to be deleted or added in this contract text shall be determined through negotiation between the parties. For options in □, use a ✓ to indicate the selection; if the actual situation does not apply or if the parties do not agree on an item, mark an × in the blank space to indicate deletion.

4.	The lessor and lessee may supplement matters not covered or not clearly defined in this contract text based on specific circumstances in the blank lines following the relevant clauses, or in Appendix I - Supplementary Clauses.

5.	Both parties may decide on the number of original copies of this contract based on actual circumstances and should carefully check them upon signing to ensure all copies are consistent. Each party should hold at least one original copy of the contract.

6.	If this contract is terminated, or if there are major changes to the lease term, rent standards, lease area, etc., the parties shall go through the relevant procedures at the original registration and filing authority.

7.	When signing this contract, the parties shall have full civil capacity, fully understand their respective rights, obligations, and responsibilities, and voluntarily agree to strictly implement the contract according to its terms.

Special Note: The lessor shall fulfill the obligation to remind the lessee of important matters in the contract. The lessee shall sign the contract prudently. Before signing this contract, please read the contract terms carefully, especially the selective, supplementary, and amendable content, and pay attention to potential risks.

Housing Lease Contract

Lessor (Party A): [Shenzhen Longcheng Industry & Trade Industrial Co., Ltd.]{.underline}

Document Type: □ Resident ID Card □ Passport ☑ Unified Social Credit Code □ Other
Document Number: [91440300192470540R]{.underline}
Housing Information Code Card Number:
Correspondence Address: [Longcheng Industrial Zone, 440 Longguan Avenue, Dalang Street, Longhua District, Shenzhen]{.underline}
Contact Phone: [28108099]{.underline}
□ Authorized Agent/□ Legal Representative:
Document Type: □ Resident ID Card □ Passport □ Unified Social Credit Code □ Other
Document Number:
Correspondence Address:
Contact Phone:

Lessee (Party B): [Riqing Hardware & Plastic (Shenzhen) Co., Ltd.]{.underline}

Document Type: □ Resident ID Card □ Passport ☑ Unified Social Credit Code □ Other
Document Number: [91440300574752543F]{.underline}
Correspondence Address: [Building 2, Longcheng Industrial Zone, 39 Longguan West Road, Fengfeng Community, Dalang Street, Longhua District, Shenzhen]{.underline}
Contact Phone: [13751020306]{.underline}
☑ Authorized Agent/□ Legal Representative: [Chen Ruilin]{.underline}
Document Type: □ Resident ID Card □ Passport □ Unified Social Credit Code □ Other
Document Number:
Correspondence Address:
Contact Phone:

Pursuant to the Civil Code of the People’s Republic of China, the Urban Real Estate Administration Law of the People’s Republic of China, the Measures for the Administration of Commercial Housing Leasing, the Decision of the Standing Committee of the Shenzhen Municipal People’s Congress on Strengthening Safety Responsibilities for Housing Leasing, the Opinions of the Shenzhen Municipal People’s Government on Regulating the Housing Rental Market and Stabilizing Housing Rental Prices, and other relevant laws, regulations, and documents, Party A and Party B, on the basis of equality, voluntariness, fairness, and good faith, have reached consensus through negotiation regarding the housing lease matters and hereby jointly conclude this contract.

Article 1 Basic Information of the Leased Housing

1.1 The housing leased by Party A to Party B is located at [Longcheng Industrial Zone, Block C Dormitory Floors 1-4, Suite 501, Suite 502, Suite 601, Suite 602, T7, T8, T9, T10], [Longhua]{.underline} District, Shenzhen. Lease form: ☑ Whole property lease / □ Partial property lease. Construction area of the housing: [2550.6]{.underline} square meters. Purpose of the housing lease: [Dormitory]{.underline}. Housing code: .

1.2 Ownership status of the property:

The owner or legal user is [Shenzhen Longcheng Industry & Trade Industrial Co., Ltd.]{.underline}. Party A holds: (☑ Property Ownership Certificate or Real Estate Title Certificate / □ House Sales Contract / □ Housing Lease Contract / □ Other document proving property source). Property Ownership Certificate or Real Estate Title Certificate Number(s): [Yue (2023) Shenzhen Real Estate Title No. 0550210, Yue (2023) Shenzhen Real Estate Title No. 0550205, Yue (2023) Shenzhen Real Estate Title No. 0550207, Yue (2023) Shenzhen Real Estate Title No. 0550208, Yue (2023) Shenzhen Real Estate Title No. 0550209, Yue (2023) Shenzhen Real Estate Title No. 0550206]{.underline}. The property (□ is / ☑ is not) subject to a mortgage.

1.3 Decoration condition of the housing: [/]{.underline} (Specific decoration details may be additionally listed by Party A and Party B in Appendix II of this contract).

1.4 Ancillary facilities within the housing:

□ There are no facilities or equipment in the housing; it is an empty room.

☑ Facilities and equipment are installed in the housing; see Appendix III - Confirmation of Housing Delivery.

Article 2 Lease Term

The lease term for Party B shall commence on [March]{.underline} [1]{.underline}, [2026]{.underline} and end on [February]{.underline} [28]{.underline}, [2029]{.underline}, totaling [3 years]{.underline} (shall not exceed the maximum period stipulated by laws and regulations).

Article 3 Rent

3.1 Monthly rent standard for the leased housing: RMB [66315.60]{.underline} (in words: [Sixty-Six Thousand Three Hundred Fifteen Yuan and Sixty Jiao]{.underline}). Rent shall be paid monthly. Party B shall pay the rent to Party A before the [5th day of each month]{.underline}. When Party A receives the rent from Party B, it shall issue a receipt to Party B.

3.2 Rent Payment Method: Party B shall pay the rent to Party A before the agreed payment date by □ Cash payment / ☑ Bank Transfer / □ Other [/]{.underline}.

When paying by transfer, Party B shall pay the rent to the following account designated by Party A:
Account Name: [Shenzhen Longcheng Industry & Trade Industrial Co., Ltd.]{.underline}
Bank: [Shenzhen Agricultural Bank Longcheng Sub-branch]{.underline}
Account Number[: 41029400040000092]{.underline}

3.3 Party A shall not unilaterally increase the rent during the term of the housing lease contract.

Article 4 Deposit

4.1 Within 5 days after signing this contract, Party B shall pay Party A a deposit equivalent to [2]{.underline} months’ rent (not exceeding two months), totaling RMB [140708.44]{.underline} (in words: [One Hundred Forty Thousand Seven Hundred Eight Yuan and Forty-Four Jiao]{.underline}). When Party A receives the deposit from Party B, it shall issue a receipt to Party B.

4.2 The deposit paid by Party B is not advance payment of rent or other fees, but a guarantee for Party B’s performance of its obligations under this contract. Within 5 days after the expiry of the lease term or termination of the contract, Party A shall, after deducting the rent, fees, and compensation for breach of contract payable by Party B, refund the remaining amount (together with any rent balance) to Party B without interest. Party A shall not unjustifiably withhold Party B’s deposit and refuse to refund it.

Article 5 Other Fees

5.1 During the lease term, Party A shall be responsible for paying taxes and fees related to the housing lease that are payable by Party A under laws and regulations.

5.2 During the lease term, other fees arising from Party B’s use of the leased housing, including ☑ Water charges / ☑ Electricity charges / □ Gas charges / ☑ Property management fees / □ TV fees / □ Telephone charges / □ Internet fees / □ [/]{.underline}, shall be borne by Party B. The billing standards are as follows (adjustable if utility companies or property service companies adjust fee standards according to regulations):

Water charge: RMB /ton; Electricity charge: RMB /kWh;
Gas charge: [/]{.underline} RMB /cubic meter; Property management fee: [2.5]{.underline} RMB /sqm/month;
Other: [A deposit for water and electricity equivalent to one month’s rent at the highest rent rate during the contract term: RMB 70,354.22]{.underline}.

5.3 Party B shall make timely payments upon receipt of payment notices or fee vouchers provided by Party A; otherwise, any late fees, penalties, and related legal consequences arising therefrom shall be borne by Party B.

Article 6 Delivery and Acceptance of the Housing

6.1 Party A shall deliver the leased housing to Party B before [March]{.underline} [1]{.underline}, [2026]{.underline} and ensure that the housing and its ancillary facilities are safe and up to standard (including air quality).

6.2 Upon delivery of the leased housing by Party A, Party B shall inspect the existing equipment and facilities within the housing. Both parties shall jointly sign the “Confirmation of Housing Delivery” (see Appendix III) to complete the delivery.

Article 7 Decoration and Renovation

☑ Provided that the housing structure is not affected, Party A agrees that Party B may carry out decoration and renovation of the leased housing; if approval from relevant authorities is required according to regulations, such approval shall be obtained by □ Party A / ☑ Party A entrusts Party B to apply to the relevant authorities before proceeding. Upon expiry of the lease term or termination of the contract, the decorations and renovations shall ☑ be removed by Party B and restored to the original condition / □ be transferred to Party A at an agreed value / □ be transferred to Party A free of charge / □ Other [/]{.underline}.

□ Party A does not agree to Party B carrying out decoration or renovation of the leased housing.

Article 8 Use and Maintenance of the Housing

8.1 During the lease term, Party B shall use the leased housing and its ancillary facilities normally and reasonably, use water and electricity safely, and shall not arrange for persons to reside in the kitchen, bathroom, balcony, or underground storage room.

8.2 During the lease term, if Party B discovers damage or malfunction in the leased housing or its ancillary facilities, it shall promptly notify Party A for repair. Party A shall carry out the repair within 5 days of receiving Party B’s notice. If Party A cannot be notified, or if Party A fails to repair within the time limit after receiving notice, or if immediate repair is necessary due to an emergency, Party B has the right to carry out the repair on behalf of Party A, with the cost borne by Party A. If the use of the housing by Party B is affected due to the repair, the rent shall be reduced accordingly or the lease term extended.

If the damage or malfunction to the leased housing or ancillary facilities (including decorations, renovations, and additional facilities/equipment made by Party B) is caused by Party B’s intentional act or improper use, Party B shall be responsible for the repair, and Party A shall not be obligated to repair.

During the lease term, if either Party A or Party B fails to fulfill its maintenance, repair, or other obligations under this contract in a timely manner, causing personal injury or property damage to the other party or a third party, the responsible party shall bear the liability for compensation.

8.3 In the event of an emergency repair where Party B cannot be notified, or although notified, Party B cannot be present at the scene, Party A may, with the assistance of the property management department or others, enter the leased housing to carry out emergency repair work. Party A shall compensate Party B for any losses incurred as a result.

Article 9 Sublease, Renewal, and Priority Rights

9.1 Sublease

□ Party A agrees that Party B may sublease all or part of the leased housing to others, provided that Party B’s sublease term shall not exceed the remaining lease term stipulated in this contract. Party B shall be responsible for ensuring the sublessee fulfills the lease obligations and shall be liable for the sublessee’s breach of contract. The sublessee shall not further sublease the property.

☑ Party B shall not sublease the property.

9.2 Renewal

Upon expiry of the lease term in this contract, if Party B wishes to continue renting the leased housing, it shall submit a written renewal application to Party A [90]{.underline} days prior to the expiry of the lease term. If both parties reach an agreement on renewal, a new lease contract or an amendment to the lease term shall be concluded. Party B shall have the priority right to renew the lease under the same conditions.

Article 10 Return of the Housing

10.1 Within [1]{.underline} day after the expiry of the lease term or the termination of this contract, Party B shall promptly vacate and move out of the leased housing and return the housing and its ancillary facilities to Party A. If Party B fails to clear and vacate the housing within the agreed time and cannot be contacted, the parties agree to handle the matter as follows:

☑ Party A has the right to dispose of all items left in the leased housing as waste.

□ Party B provides emergency contact [/]{.underline}. If the emergency contact fails to clear the housing within [ ] days of receiving notice, Party A has the right to dispose of all items left in the leased housing as waste.

□ Party A entrusts a third-party storage company to store the remaining items, with storage costs borne by Party B.

□ Party A disposes of the remaining items by □ auction / □ sale, holding the proceeds on behalf of Party B.

□ Other [/]{.underline}.

10.2 Items left behind by Party B after returning the housing shall be deemed as Party B’s abandonment of ownership, and Party A has the right to dispose of them as waste. Party A has the right to claim from Party B the costs incurred in disposing of Party B’s abandoned waste.

10.3 Upon return of the housing, both parties shall inspect the housing, ancillary items, facilities, equipment, and the usage status of water, electricity, gas, etc., and sign or affix seals to the “Confirmation of Housing Return” (see Appendix IV).

Article 11 Termination of the Contract

11.1 This contract may be terminated by mutual agreement between Party A and Party B.

11.2 Party A has the right to unilaterally terminate this contract and take back the leased housing if Party B commits any of the following:

(1) Fails to pay rent or other fees as agreed for 30 days;

(2) Without justifiable reason, refuses to sign the “Confirmation of Housing Delivery” after the housing meets the agreed delivery standards;

(3) Arbitrarily alters or demolishes the main structure of the housing;

(4) Arbitrarily changes the use of the leased housing;

(5) Arbitrarily subleases the leased housing to a third party;

(6) Uses the leased housing for illegal activities.

11.3 Party B has the right to unilaterally terminate this contract if Party A commits any of the following:

(1) Fails to deliver the leased housing on time for 7 days;

(2) Party A does not have the right to lease the housing, or the delivered housing does not comply with the contract terms, seriously affecting Party B’s use, or endangering Party B’s safety or health;

(3) Fails to fulfill the agreed maintenance obligations or fails to pay the various fees that should be borne by Party A, making it impossible for Party B to use the leased housing normally.

11.4 Both Party A and Party B have the right to terminate this contract under any of the following circumstances:

(1) The leased housing is lawfully expropriated or demolished due to public interest or urban construction needs [In this case, Party A shall provide reasonable compensation to Party B for losses suffered due to the unfulfilled contract term (including decoration losses)];

(2) The leased housing is damaged, destroyed, or identified as dangerous and unusable due to force majeure events such as earthquakes or fires;

(3) Party A informed Party B at the time of signing that the leased housing was mortgaged before leasing and might be disposed of during the lease term, and it is now disposed of.

11.5 If the above circumstances exist, this contract shall be terminated when Party A or Party B delivers the “Notice of Contract Termination” (see Appendix V) to the other party in accordance with Article 14 of this contract.

Article 12 Liability for Breach of Contract

12.1 Party A’s Liability for Breach of Contract

(1) If Party B terminates the contract due to Party A’s breach under Article 11.3, Party A shall, within 5 days of termination, return the deposit and any rent balance collected in advance, and pay liquidated damages to Party B equivalent to the monthly rent amount. If the liquidated damages are insufficient to cover Party B’s losses, Party A shall also compensate for the difference.

(2) If Party A delays delivery of the housing to Party B or commits any of the circumstances in Article 11.3(2) or (3), and Party B does not terminate the contract, Party A shall pay liquidated damages to Party B at twice the daily rent amount for each day during the period of breach (the liquidated damages shall not exceed twice the monthly rent amount).

(3) During the lease term, if Party A unilaterally terminates the contract without the circumstances stipulated in Article 11, it shall notify Party B at least 30 days in advance, return the deposit and any rent balance collected in advance, and pay liquidated damages to Party B equivalent to twice the monthly rent amount. If the liquidated damages are insufficient to cover Party B’s losses, Party A shall also compensate for the difference.

12.2 Party B’s Liability for Breach of Contract

(1) If Party A terminates the contract due to Party B’s breach under Article 11.2, Party B shall pay liquidated damages to Party A equivalent to the monthly rent amount. If the liquidated damages are insufficient to cover Party A’s losses, Party B shall also compensate for the difference.

(2) If Party B delays payment of rent, deposit, or other fees, and such delay does not constitute grounds for termination or, even if it does, Party A does not terminate the contract, Party B shall pay liquidated damages to Party A at twice the daily rent amount for each day of delay.

(3) During the lease term, if Party B unilaterally terminates the contract without the circumstances stipulated in Article 11, it shall notify Party A at least 15 days in advance and pay liquidated damages to Party A equivalent to twice the monthly rent amount. If the liquidated damages are insufficient to cover Party A’s losses, Party B shall also compensate for the difference.

(4) Upon expiry of the lease term or contract termination, Party B shall vacate and return the housing promptly. For each day Party B delays vacating or refuses to return the housing, Party B shall pay liquidated damages to Party A at twice the daily rent amount.

(5) If Party B, without Party A’s consent, arbitrarily renovates, decorates, or installs facilities/equipment that affect the housing structure, it shall restore the leased housing to its original condition and compensate Party A for any losses incurred. If Party B’s actions cause personal injury or property damage to Party A or a third party, Party B shall bear all legal liability and compensate for losses.

Article 13 Special Clauses

Both parties shall sign Appendix VII - “Shenzhen Housing Lease Safety Management Responsibility Letter” (hereinafter referred to as the “Responsibility Letter”) and fully and appropriately fulfill the safety management responsibilities and obligations stipulated therein. If either party violates the provisions of the Responsibility Letter, leading to safety accidents or causing personal injury or property damage during the housing lease process under this contract, the responsible party shall bear all legal liability and economic losses.

Article 14 Notices and Service

14.1 Party A and Party B agree to send notices by □ Mail □ Email □ WeChat □ SMS and confirm their valid service addresses as follows:

Party A’s Service Address: ☑ Same as the correspondence address in the preamble
□ Other address
□ Email □ WeChat ID ☑ Mobile Number [18718478777]{.underline}

Party B’s Service Address: ☑ Same as the correspondence address in the preamble
□ Other address
□ Email □ WeChat ID □ Mobile Number

If the above addresses change, the party shall notify the other party in writing; otherwise, the above addresses shall still be deemed valid. If notices or documents are sent by one party to the other by mail, the date of receipt by the addressee shall be deemed the date of service. If mail sent to the above address is returned, the date of return shall be deemed the date of service. If sent by email, WeChat, or SMS, the date of sending shall be deemed the date of service.

14.2 If service cannot be effected through the above methods, any notice sent by Party A to the address of the leased housing under this contract before Party B vacates shall be deemed effectively served.

Article 15 Dispute Resolution

15.1 Disputes arising during the performance of this contract shall be resolved through negotiation between the parties. If negotiation fails, they may request mediation from the relevant administrative authority, industry association, or other third party, or:

□ Submit to the Shenzhen Court of International Arbitration for arbitration.

□ File a lawsuit with the People’s Court in the place where the leased housing is located.

15.2 The dispute resolution clause in the contract is independent, and changes, termination, invalidity, or revocation of the contract shall not affect its validity.

Article 16 Amendment of the Contract

Neither party may unilaterally amend the contents of this contract without mutual agreement. The parties may enter into a supplementary agreement for any amendments, which shall have the same legal effect as this contract.

Article 17 Contract Signing, Registration, and Filing

17.1 This contract shall take effect from the date of signing by both parties. It is made in [four]{.underline} originals, with Party A holding [two]{.underline}, Party B holding [one]{.underline}, and the housing lease management authority holding [one]{.underline}, all having the same legal effect.

17.2 The appendices to this contract are integral parts of this contract and have the same legal effect as this contract.

17.3 Within 10 days after signing this contract, both parties shall promptly go through the registration and filing procedures with the housing lease management authority or complete the housing lease registration and filing through the Shenzhen Housing Rental Supervision Service Platform (see the “Housing Lease Registration and Filing Instructions”).

Party A (Seal): Party B (Seal):
Authorized Agent (Seal): Authorized Agent (Seal):
Date of Signing: January 23, 2026 Date of Signing: January 23, 2026

Shenzhen Housing Lease

Contract

Book

(Non-Residential)

Formulated by the Shenzhen Municipal Housing and Urban-Rural Development Bureau

Instructions

1.	This contract text is a model text. When signing, both parties may adjust the corresponding content of the contract based on actual circumstances within the scope of relevant laws and regulations.

2.

Before signing the contract, the lessor and lessee must provide corresponding materials according to the following requirements:

(1) The lessor shall show the lessee the real estate title certificate, house sales contract, or other valid proof documents demonstrating their right to lease. Additionally:

If the property is entrusted to an agent for leasing, the agent must also provide the principal’s power of attorney;
If the property is leased jointly, the consent of all co-owners for the lease and the power of attorney must be provided;

If the property is subleased, the sublessor must provide the sublessee with proof documents and materials that the lessor agrees to the sublease.

(2) The lessee shall provide the lessor with authentic and valid identification documents.

3.	The contents selected in □, filled in blanks, and other content to be deleted or added in this contract text shall be determined through negotiation between the parties. For options in □, use a ✓ to indicate the selection; if the actual situation does not apply or if the parties do not agree on an item, mark an × in the blank space to indicate deletion.

4.	The lessor and lessee may supplement matters not covered or not clearly defined in this contract text based on specific circumstances in the blank lines following the relevant clauses, or in Appendix I - Supplementary Clauses.

5.	Both parties may decide on the number of original copies of this contract based on actual circumstances and should carefully check them upon signing to ensure all copies are consistent. Each party should hold at least one original copy of the contract.

6.	If this contract is terminated, or if there are major changes to the lease term, rent standards, lease area, etc., the parties shall go through the relevant procedures at the original registration and filing authority.

7.	When signing this contract, the parties shall have full civil capacity, fully understand their respective rights, obligations, and responsibilities, and voluntarily agree to strictly implement the contract according to its terms.

8.	When leasing out industrial properties, the parties shall strictly comply with the relevant provisions of the Shenzhen Municipal People’s Government’s “Several Measures for Regulating the Industrial Property Leasing Market and Stabilizing Lease Prices (Trial)” (Shen Fu Gui (2019) No. 8).

Special Note: The lessor shall fulfill the obligation to remind the lessee of important matters in the contract. The lessee shall sign the contract prudently. Before signing this contract, please read the contract terms carefully, especially the selective, supplementary, and amendable content, and pay attention to potential risks.

Housing Lease Contract

Lessor (Party A): [Shenzhen Longcheng Industry & Trade Industrial Co., Ltd.]{.underline}

Document Type: □ Resident ID Card □ Passport ☑ Unified Social Credit Code □ Other
Document Number: [91440300192470540R]{.underline}
Housing Information Code Card Number:
Correspondence Address: [Longcheng Industrial Zone, 440 Longguan Avenue, Dalang Street, Longhua District, Shenzhen]{.underline}
Contact Phone: [28108099]{.underline}
□ Authorized Agent/☑ Legal Representative: [Guo Weiliang]{.underline}
Document Type: □ Resident ID Card □ Passport □ Unified Social Credit Code □ Other
Document Number:
Correspondence Address:
Contact Phone:

Lessee (Party B): [Riqing Hardware & Plastic (Shenzhen) Co., Ltd.]{.underline}

Document Type: □ Resident ID Card □ Passport ☑ Unified Social Credit Code □ Other
Document Number: [91440300574752543F]{.underline}
Correspondence Address: [Building 2, Longcheng Industrial Zone, 39 Longguan West Road, Fengfeng Community, Dalang Street, Longhua District, Shenzhen]{.underline}
Contact Phone: [13751020306]{.underline}
☑ Authorized Agent/□ Legal Representative: [Chen Ruilin]{.underline}
Document Type: □ Resident ID Card □ Passport □ Unified Social Credit Code □ Other
Document Number:
Correspondence Address:
Contact Phone:

Pursuant to the Civil Code of the People’s Republic of China, the Urban Real Estate Administration Law of the People’s Republic of China, the Measures for the Administration of Commercial Housing Leasing, the Decision of the Standing Committee of the Shenzhen Municipal People’s Congress on Strengthening Safety Responsibilities for Housing Leasing, the Notice of the Shenzhen Municipal People’s Government on Issuing the “Several Measures for Regulating the Industrial Property Leasing Market and Stabilizing Lease Prices (Trial)”, and other relevant laws, regulations, and documents, Party A and Party B, on the basis of equality, voluntariness, fairness, and good faith, have reached consensus through negotiation regarding the housing lease matters and hereby jointly conclude this contract.

Article 1 Basic Information of the Leased Housing

1.1 The housing leased by Party A to Party B is located at [1st Floor, Longcheng Simple Factory Building 4#, Longhua]{.underline} District, Shenzhen. Lease form: ☑ Whole property lease / □ Partial property lease. Construction area of the housing: [550.00]{.underline} square meters (including internal floor area: [550.00]{.underline} sqm, public area: [/]{.underline} sqm) (see Appendix II for the floor plan). Purpose of the housing lease: [Warehouse]{.underline}. Housing code: .

1.2 Ownership status of the property:

The owner or legal user is [Shenzhen Longcheng Industry & Trade Industrial Co., Ltd.]{.underline}. Party A holds: (☐ Property Ownership Certificate or Real Estate Title Certificate / □ House Sales Contract / □ Housing Lease Contract / □ Other document proving property source). Property Ownership Certificate or Real Estate Title Certificate Number: [--- ---]{.underline}. The property (□ is / □ is not) subject to a mortgage.

1.3 Decoration condition of the housing: [/]{.underline} (Specific decoration details may be additionally listed by Party A and Party B in Appendix II of this contract).

1.4 Ancillary facilities within the housing:

□ There are no facilities or equipment in the housing; it is an empty room.

☑ Facilities and equipment are installed in the housing; see Appendix III - Confirmation of Housing Delivery.

Article 2 Lease Term

2.1 The lease term for Party B shall commence on [March]{.underline} [1]{.underline}, [2026]{.underline} and end on [February]{.underline} [28]{.underline}, [2029]{.underline}, totaling [3 years]{.underline} (shall not exceed the maximum period stipulated by laws and regulations; the term for a single industrial property lease contract shall generally not be less than 1 year).

2.2 Rent-free period:

□ Party B is entitled to a rent-free period of □ months / □ days (included in the lease term), specifically from [/]{.underline} (year/month/day) to [/]{.underline} (year/month/day). During this period, Party B does not need to pay rent to Party A but shall bear all costs other than rent, such as water, electricity, gas, property management fees, etc. Upon expiry of the rent-free period, Party B shall pay rent as stipulated in the contract, regardless of whether Party B uses the leased housing.

☑ Party B is not entitled to a rent-free period. Rent, management fees, and other various charges shall commence from the date Party A delivers the housing.

Article 3 Rent

3.1 The rent for the leased housing is calculated based on □ internal floor area / ☑ construction area. The total monthly rent is RMB [20900.00]{.underline} (in words: [Twenty Thousand Nine Hundred Yuan]{.underline}).

3.2 Rent Payment Time: Rent shall be paid monthly. Party B shall pay the rent to Party A before the [5th]{.underline} day of each month. When Party A receives the rent from Party B, it shall issue a receipt to Party B.

3.3 Rent Payment Method: Party B shall pay the rent to Party A before the agreed payment date by □ Cash payment / ☑ Bank Transfer / □ Other [/]{.underline}.

When paying by transfer, Party B shall pay the rent to the following account designated by Party A:
Account Name: [Shenzhen Longcheng Industry & Trade Industrial Co., Ltd.]{.underline}
Bank: [Shenzhen Agricultural Bank Longcheng Sub-branch]{.underline}
Account Number[: 41029400040000092]{.underline}

3.4 Party A shall not unilaterally increase the rent during the term of the housing lease contract.

3.5 The parties agree that during the lease term, the rent standard shall ☑ increase / □ decrease by [3]{.underline}% each [one]{.underline} year starting from [2027]{.underline}, based on the previous year’s rent standard, as follows:

(1) From [March 01]{.underline}, [2027]{.underline} to [February 29]{.underline}, [2028]{.underline}, the rent standard shall be RMB [21527.00]{.underline}/month (in words: [Twenty-One Thousand Five Hundred Twenty-Seven Yuan]{.underline}).

(2) From [March 01]{.underline}, [2028]{.underline} to [February 28]{.underline}, [2029]{.underline}, the rent standard shall be RMB [22172.81]{.underline}/month (in words: [Twenty-Two Thousand One Hundred Seventy-Two Yuan and Eighty-One Jiao]{.underline}).

Article 4 Lease Deposit

4.1 Within 5 days after signing this contract, Party B shall pay Party A a deposit equivalent to [2]{.underline} months’ rent (not exceeding two months), totaling RMB [44345.62]{.underline} (in words: [Forty-Four Thousand Three Hundred Forty-Five Yuan and Sixty-Two Fen]{.underline}). When Party A receives the deposit from Party B, it shall issue a receipt to Party B.

4.2 The deposit paid by Party B is not advance payment of rent or other fees, but a guarantee for Party B’s performance of its obligations under this contract. Party A shall not unjustifiably withhold Party B’s deposit and refuse to refund it. Within 5 days after the expiry of the lease term or termination of the contract, Party A shall, after deducting the rent, fees, and compensation for breach of contract payable by Party B, refund the remaining deposit amount (together with any rent balance) to Party B without interest, provided the following conditions are met simultaneously:

(1) Party B has not caused damage to the leased housing or has repaired the damaged housing;

(2) Party B has returned the leased housing (including ancillary facilities) to Party A in accordance with the method stipulated in this contract;

(3) If Party B used the address of the leased housing for industrial/commercial registration, the industrial/commercial registration address has been relocated, and other procedures required by law and government regulations have been completed.

Article 5 Other Fees

5.1 During the lease term, Party A shall be responsible for paying taxes and fees related to the housing lease that are payable by Party A under laws and regulations.

5.2 During the lease term, other fees arising from Party B’s use of the leased housing, including ☑ Water charges / ☑ Electricity charges / □ Gas charges / ☑ Property management fees / □ TV fees / □ Telephone charges / □ Internet fees / □ , shall be borne by Party B. The billing standards are as follows (adjustable if utility companies or property service companies adjust fee standards according to regulations):
Water charge: RMB /ton; Electricity charge: RMB /kWh;
Gas charge: [/]{.underline} RMB /cubic meter; Property management fee: [2.5]{.underline} RMB /sqm/month;
Other: [A safety production deposit equivalent to one month’s rent at the first year’s rent rate during the contract term: RMB 20,900.00]{.underline}.

5.3 Party B shall make timely payments upon receipt of payment notices or fee vouchers provided by Party A; otherwise, any late fees, penalties, and related legal consequences arising therefrom shall be borne by Party B.

Article 6 Delivery and Acceptance of the Housing

6.1 Party A shall deliver the leased housing to Party B before [March]{.underline} [1]{.underline}, [2026]{.underline} and ensure that the housing and its ancillary facilities are safe and up to standard (including air quality).

6.2 Upon delivery of the leased housing by Party A, Party B shall inspect the existing equipment and facilities within the housing. Both parties shall jointly sign the “Confirmation of Housing Delivery” (see Appendix III) to complete the delivery.

6.3 The parties specifically confirm: If Party B has commenced renovation/decoration without signing the “Confirmation of Housing Delivery”, the delivery of the leased housing shall be deemed completed.

Article 7 Decoration and Renovation

7.1 ☑ Provided that the housing structure is not affected, Party A agrees that Party B may carry out decoration and renovation of the leased housing; if approval from relevant authorities is required according to regulations, such approval shall be obtained by □ Party A / ☑ Party A entrusts Party B to apply to the relevant authorities before proceeding. Upon expiry of the lease term or termination of the contract, the decorations and renovations shall ☑ be removed by Party B and restored to the original condition / □ be transferred to Party A at an agreed value / □ be transferred to Party A free of charge / □ Other [/]{.underline}.
□ Party A does not agree to Party B carrying out decoration or renovation of the leased housing.

7.2 Renovation Deposit: For renovations conforming to Article 7.1, Party B shall pay a renovation deposit of RMB [/]{.underline} (in words: [/]{.underline} Yuan only) to Party A or Party A’s designated entity within [/]{.underline} working days before the commencement of construction. Upon completion of the renovation and passing the fire department inspection, Party A or Party A’s designated entity shall refund the renovation deposit to Party B without interest.

Article 8 Use and Maintenance of the Housing

8.1 During the lease term, Party B shall use the leased housing and its ancillary facilities normally and reasonably, use water and electricity safely, and shall not arbitrarily change the lease purpose without Party A’s consent.

8.2 During the lease term, if Party B discovers damage or malfunction in the leased housing or its ancillary facilities, it shall promptly notify Party A for repair. Party A shall carry out the repair within 5 days of receiving Party B’s notice. If Party A cannot be notified, or if Party A fails to repair within the time limit after receiving notice, or if immediate repair is necessary due to an emergency, Party B has the right to carry out the repair on behalf of Party A, with the cost borne by Party A. If the use of the housing by Party B is affected due to the repair, the rent shall be reduced accordingly or the lease term extended.

If the damage or malfunction to the leased housing or ancillary facilities (including decorations, renovations, and additional facilities/equipment made by Party B) is caused by Party B’s intentional act or improper use, Party B shall be responsible for the repair, and Party A shall not be obligated to repair.

During the lease term, if either Party A or Party B fails to fulfill its maintenance, repair, or other obligations under this contract in a timely manner, causing personal injury or property damage to the other party or a third party, the responsible party shall bear the liability for compensation.

8.3 In the event of an emergency repair where Party B cannot be notified, or although notified, Party B cannot be present at the scene, Party A may, with the assistance of the property management department or others, enter the leased housing to carry out emergency repair work. Party A shall compensate Party B for any losses incurred as a result.

Article 9 Sublease, Renewal, and Priority Rights

9.1 Sublease

☑ Party B shall not sublease the property.

□ The leased housing is industrial property, and the related land supply contract or industrial development supervision agreement allows sublease. Party A agrees that Party B may sublease according to regulations or agreements, provided that Party B’s sublease term shall not exceed the remaining lease term stipulated in this contract. Party B shall be responsible for ensuring the sublessee fulfills the lease obligations and shall be liable for the sublessee’s breach of contract. The sublessee shall not further sublease the property.

□ The leased housing is not industrial property. Party A agrees that Party B may sublease all or part of the leased housing to others, provided that Party B’s sublease term shall not exceed the remaining lease term stipulated in this contract. Party B shall be responsible for ensuring the sublessee fulfills the lease obligations and shall be liable for the sublessee’s breach of contract. The sublessee shall not further sublease the property.

9.2 Renewal

Upon expiry of the lease term in this contract, if Party B wishes to continue renting the leased housing, it shall submit a written renewal application to Party A [90]{.underline} days prior to the expiry of the lease term. If both parties reach an agreement on renewal, a new lease contract or an amendment to the lease term shall be concluded. Party B shall have the priority right to renew the lease under the same conditions.

9.3 Priority Right

If Party A sells the leased housing during the lease term, it shall notify Party B in advance. Party B shall have the priority right to purchase under the same price and payment terms. However, if Party A sells the entire building containing the leased housing or a building that is connected as a whole with other houses, Party B shall not have the priority right to purchase.

Article 10 Return of the Housing

10.1 Within [1]{.underline} day after the expiry of the lease term or the termination of this contract, Party B shall promptly vacate and move out of the leased housing and return the housing and its ancillary facilities to Party A. If Party B fails to clear and vacate the housing within the agreed time and cannot be contacted, the parties agree to handle the matter as follows:

☑ Party A has the right to dispose of all items left in the leased housing as waste.

□ Party B provides emergency contact . If the emergency contact fails to clear the housing within days of receiving notice, Party A has the right to dispose of all items left in the leased housing as waste.

□ Party A entrusts a third-party storage company to store the remaining items, with storage costs borne by Party B.

□ Party A disposes of the remaining items by □ auction / □ sale, holding the proceeds on behalf of Party B.

□ Other .

10.2 Items left behind by Party B after returning the housing shall be deemed as Party B’s abandonment of ownership, and Party A has the right to dispose of them as waste. Party A has the right to claim from Party B the costs incurred in disposing of Party B’s abandoned waste.

10.3 Upon return of the housing, both parties shall inspect the housing, ancillary items, facilities, equipment, and the usage status of water, electricity, gas, etc., and sign or affix seals to the “Confirmation of Housing Return” (see Appendix IV).

Article 11 Termination of the Contract

11.1 This contract may be terminated by mutual agreement between Party A and Party B.

11.2 Party A has the right to unilaterally terminate this contract and take back the leased housing if Party B commits any of the following:

(1) Fails to pay rent or other fees as agreed for 30 days;

(2) Without justifiable reason, refuses to sign the “Confirmation of Housing Delivery” after the housing meets the agreed delivery standards;

(3) Arbitrarily alters or demolishes the main structure of the housing;

(4) Arbitrarily changes the use of the leased housing;

(5) Arbitrarily subleases the leased housing to a third party;

(6) Uses the leased housing for illegal activities.

11.3 Party B has the right to unilaterally terminate this contract if Party A commits any of the following:

(1) Fails to deliver the leased housing on time for 7 days;

(2) Party A does not have the right to lease the housing, or the delivered housing does not comply with the contract terms, seriously affecting Party B’s use, or endangering Party B’s safety or health;

(3) Fails to fulfill the agreed maintenance obligations or fails to pay the various fees that should be borne by Party A, making it impossible for Party B to use the leased housing normally.

11.4 Both Party A and Party B have the right to terminate this contract under any of the following circumstances:

(1) The leased housing is lawfully expropriated or demolished due to public interest or urban construction needs [In this case, Party A shall provide reasonable compensation to Party B for losses suffered due to the unfulfilled contract term (including decoration losses)];

(2) The leased housing is damaged, destroyed, or identified as dangerous and unusable due to force majeure events such as earthquakes or fires;

(3) Party A informed Party B at the time of signing that the leased housing was mortgaged before leasing and might be disposed of during the lease term, and it is now disposed of.

11.5 If the above circumstances exist, this contract shall be terminated when Party A or Party B delivers the “Notice of Contract Termination” (see Appendix V) to the other party in accordance with Article 14 of this contract.

Article 12 Liability for Breach of Contract

12.1 Party A’s Liability for Breach of Contract

(1) If Party B terminates the contract due to Party A’s breach under Article 11.3, Party A shall, within 5 days of termination, return the deposit and any rent balance collected in advance, and pay liquidated damages to Party B equivalent to the monthly rent amount. If the liquidated damages are insufficient to cover Party B’s losses, Party A shall also compensate for the difference.

(2) If Party A delays delivery of the housing to Party B or commits any of the circumstances in Article 11.3(2) or (3), and Party B does not terminate the contract, Party A shall pay liquidated damages to Party B at twice the daily rent amount for each day during the period of breach (the liquidated damages shall not exceed twice the monthly rent amount).

(3) During the lease term, if Party A unilaterally terminates the contract without the circumstances stipulated in Article 11, it shall notify Party B in writing at least 30 days in advance, return the deposit and any rent balance collected in advance, and pay liquidated damages to Party B equivalent to twice the monthly rent amount. If the liquidated damages are insufficient to cover Party B’s losses, Party A shall also compensate for the difference.

12.2 Party B’s Liability for Breach of Contract

(1) If Party A terminates the contract due to Party B’s breach under Article 11.2, Party B shall pay liquidated damages to Party A equivalent to the monthly rent amount. If the liquidated damages are insufficient to cover Party A’s losses, Party B shall also compensate for the difference.

(2) If Party B delays payment of rent, deposit, or other fees, and such delay does not constitute grounds for termination or, even if it does, Party A does not terminate the contract, Party B shall pay liquidated damages to Party A at twice the daily rent amount for each day of delay.

(3) During the lease term, if Party B unilaterally terminates the contract without the circumstances stipulated in Article 11, it shall notify Party A in writing at least 30 days in advance and pay liquidated damages to Party A equivalent to twice the monthly rent amount. If the liquidated damages are insufficient to cover Party A’s losses, Party B shall also compensate for the difference.

(4) Upon expiry of the lease term or contract termination, Party B shall vacate and return the housing promptly. For each day Party B delays vacating or refuses to return the housing, Party B shall pay liquidated damages to Party A at twice the daily rent amount.

(5) If Party B, without Party A’s consent, arbitrarily renovates, decorates, or installs facilities/equipment that affect the housing structure, it shall restore the leased housing to its original condition and compensate Party A for any losses incurred. If Party B’s actions cause personal injury or property damage to Party A or a third party, Party B shall bear all legal liability and compensate for losses.

Article 13 Special Clauses

Both parties shall sign Appendix VII - “Shenzhen Housing Lease Safety Management Responsibility Letter” (hereinafter referred to as the “Responsibility Letter”) and fully and appropriately fulfill the safety management responsibilities and obligations stipulated therein. If either party violates the provisions of the Responsibility Letter, leading to safety accidents or causing personal injury or property damage during the housing lease process under this contract, the responsible party shall bear all legal liability and economic losses.

Article 14 Notices and Service

14.1 Party A and Party B agree to send notices by □ Mail □ Email □ WeChat □ SMS and confirm their valid service addresses as follows:

Party A’s Service Address: ☑ Same as the correspondence address in the preamble
□ Other address
□ Email □ WeChat ID ☑ Mobile Number [18718478777]{.underline}

Party B’s Service Address: ☑ Same as the correspondence address in the preamble
□ Other address
□ Email □ WeChat ID □ Mobile Number

If the above addresses change, the party shall notify the other party in writing; otherwise, the above addresses shall still be deemed valid. If notices or documents are sent by one party to the other by mail, the date of receipt by the addressee shall be deemed the date of service. If mail sent to the above address is returned, the date of return shall be deemed the date of service. If sent by email, WeChat, or SMS, the date of sending shall be deemed the date of service.

14.2 If service cannot be effected through the above methods, any notice sent by Party A to the address of the leased housing under this contract before Party B vacates shall be deemed effectively served.

Article 15 Dispute Resolution

15.1 Disputes arising during the performance of this contract shall be resolved through negotiation between the parties. If negotiation fails, they may request mediation from the relevant administrative authority, industry association, or other third party, or:

□ Submit to the Shenzhen Court of International Arbitration for arbitration.

□ File a lawsuit with the People’s Court in the place where the leased housing is located.

15.2 The dispute resolution clause in the contract is independent, and changes, termination, invalidity, or revocation of the contract shall not affect its validity.

Article 16 Amendment of the Contract

Neither party may unilaterally amend the contents of this contract without mutual agreement. The parties may enter into a supplementary agreement for any amendments, which shall have the same legal effect as this contract.

Article 17 Contract Signing, Registration, and Filing

17.1 This contract shall take effect from the date of signing by both parties. It is made in [four]{.underline} originals, with Party A holding [two]{.underline}, Party B holding [one]{.underline}, and the housing lease management authority holding [one]{.underline}, all having the same legal effect.

17.2 The appendices to this contract are integral parts of this contract and have the same legal effect as this contract.

17.3 Within 10 days after signing this contract, both parties shall promptly go through the housing lease registration and filing procedures with the competent housing lease management authority (see the “Housing Lease Registration and Filing Instructions”).

Party A (Seal): Party B (Seal):
Authorized Agent (Seal): Authorized Agent (Seal):
Date of Signing: January 23, 2026 Date of Signing: January 23, 2026